UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08621

Name of Fund: BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings New Jersey Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2015

Date of reporting period: 07/31/2015

Item 1 – Report to Stockholders

JULY 31, 2015

ANNUAL REPORT

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended July 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. As U.S. growth picked up considerably in the fourth quarter of 2014, the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite uncertainty as to when the Federal Reserve (the “Fed”) would raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path, although meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse and investors feared the consequences should Greece leave the eurozone. Adding to global worries was a massive correction in Chinese equity prices despite policymakers’ attempts to stabilize the market. As these concerns abated in the later part of July, developed markets rebounded with the help of solid corporate earnings. Emerging markets, however, continued to slide as Chinese equities remained highly volatile and growth estimates for many emerging economies were revised lower. Bond markets moved back into positive territory as softer estimates for global growth and the return of falling commodity prices caused yields to move lower.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.55%	11.21%
U.S. small cap equities (Russell 2000® Index)	6.98	12.03
International equities (MSCI Europe, Australasia, Far East Index)	7.19	(0.28)
Emerging market equities (MSCI Emerging Markets Index)	(4.76)	(13.38)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.00	0.01
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.64)	5.32
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(1.47)	2.82
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.97)	3.50
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.27	0.37
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, thanks to a favorable supply-and-demand environment and declining interest rates in the earlier half. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the U.S. Federal Reserve (the “Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended July 31, 2015, municipal bond funds garnered net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $406 billion (considerably higher than the $306 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2015
6 months: (0.97)%
12 months: 3.50%

A Closer Look at Yields

From July 31, 2014 to July 31, 2015, yields on AAA-rated 30-year municipal bonds declined by 18 basis points (“bps”) from 3.30% to 3.12%, while 10-year rates fell by 7 bps from 2.26% to 2.19% and 5-year rates increased 8 bps from 1.22% to 1.30% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 49 bps and the spread between 2- and 10-year maturities flattened by 38 bps.

During the same time period, U.S. Treasury rates fell by 38 bps on 30-year bonds, 35 bps on 10-year bonds and 21 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. The four largest states—California, New York, Texas and Florida—have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2015

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Funds’ Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Funds’ financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Funds with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Funds’ financing cost of leverage is significantly lower than the income earned on the Funds’ longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

Leverage also generally causes greater changes in a Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Funds’ Common Shares than if the Funds were not leveraged. In addition, the Funds may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies. The Funds incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment advisor will be higher than if the Funds did not use leverage.

To obtain leverage, each Funds has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Funds’ obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	5

Fund Summary as of July 31, 2015	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2015 ($14.28)[1]	5.67%
Tax Equivalent Yield[2]	11.55%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of July 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MUC[5]	7.60%	5.52%
Lipper California Municipal Debt Funds[6]	7.67%	6.36%

[5]	All returns reflect reinvestment of dividends and/or distributions.
[6]	Average return.
[7]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The California municipal bond market delivered a gain during the 12-month period, as the combination of falling U.S. Treasury yields, the state’s improving economy and rising revenues for state and local governments provided firm support for the market. These factors enabled longer-term bonds to outperform their short-term counterparts, and the Fund was positioned for this trend via its exposure to the long end of the yield curve. The Fund also maintained a fully invested posture with a low level of cash reserves, which allowed it to capitalize fully on the market’s robust performance.

•

The Fund’s positions in AA-rated credits within the school district, transportation and health sectors outperformed as California’s improving credit profile enabled their valuations to rise. Positions in the utilities sector also aided performance. The Fund was further helped by having a zero weighting in Puerto Rico, where a deterioration of credit fundamentals led to a sharp downturn in prices.

•	Leverage on the Fund’s assets, which was achieved through the use of tender option bonds, amplified the positive effect of falling rates on performance.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.28	$14.04	1.71%	$15.15	$13.85
Net Asset Value	$15.78	$15.82	(0.25)%	$16.31	$15.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/15	7/31/14
County/City/Special District/School District	40%	37%
Utilities	24	25
Transportation	12	14
Health	12	12
Education	6	6
State	6	6

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	15%	15%
AA/Aa	75	76
A	10	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	4%
2016	8
2017	11
2018	12
2019	15

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	7

Fund Summary as of July 31, 2015	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On December 5, 2014, the Boards of the Fund and BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) approved the reorganization of MJI with and into the Fund, with the Fund continuing as the surviving fund after the reorganization. At a special shareholder meeting on March 12, 2015, the requisite shareholders of the Fund and MJI approved the reorganization, which was effective on April 13, 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2015 ($13.55)[1]	6.55%
Tax Equivalent Yield[2]	12.71%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MUJ[5]	2.18%	5.59%
Lipper New Jersey Municipal Debt Funds[6]	6.31%	4.64%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve for the full 12 months. Performance differed significantly during the two halves of the annual period. In the first half (August 2014 through January 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the second half brought weaker price performance and a steepening of the yield curve.

•

Income in the form of coupon payments made a significant contribution to the Fund’s total return for the period. The Fund’s exposure to longer-term debt also aided returns. The Fund’s duration positioning further contributed to performance, as yields on municipal bonds decreased during the period. (Duration measures sensitivity to interest rate movements.) Positions in the health and local tax-backed sectors were an additional positive factor in performance. The Fund also benefited from the use of leverage, which enabled it to maximize its income and capitalize on the market’s positive price performance.

•

The Fund’s exposure to New Jersey state-appropriated securities was the largest detractor from absolute performance. Due to concerns about the state’s budget and pension obligations, along with the associated credit rating agency downgrades, the value of New Jersey state-appropriated securities fell during the period. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk also had a slightly negative impact on performance given that bond yields declined during the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$13.55	$14.11	(3.97)%	$15.33	$13.14
Net Asset Value	$15.62	$15.74	(0.76)%	$16.59	$15.40

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/15	7/31/14
Transportation	22%	23%
Education	22	18
State	21	22
County/City/Special District/School District	15	14
Health	11	12
Housing	4	6
Utilities	3	3
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	5%
2016	3
2017	7
2018	9
2019	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	8%	9%
AA/Aa	50	51
A	35	33
BBB/Baa	7	7
NR2	—	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015, and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be of investment grade each represents less than 1%.

ANNUAL REPORT	JULY 31, 2015	9

Fund Summary as of July 31, 2015	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2015 ($13.37)[1]	6.37%
Tax Equivalent Yield[2]	11.25%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of July 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based on
	Market Price	NAV[7]
MFT[5]	7.27%	7.25%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	6.90%	6.95%

[5]	All returns reflect reinvestment of dividends and/or distributions.
[6]	Average return.
[7]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve. In this environment, the Fund’s duration positioning contributed positively to performance. The Fund’s longer dated holdings in the transportation, utilities, state tax-backed and health sectors experienced the best price performance on an absolute basis. Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash balance and use of leverage allowed it to maximize its income.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$13.37	$13.26	0.83%	$14.45	$12.88
Net Asset Value	$14.95	$14.83	0.81%	$15.68	$14.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/15	7/31/14
Transportation	37%	36%
Utilities	19	21
County/City/Special District/School District	18	18
Health	11	11
State	9	9
Education	2	2
Housing	2	2
Corporate	2	—
Tobacco	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	7%	6%
AA/Aa	61	62
A	26	27
BBB/Baa	6	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	—
2016	1%
2017	2
2018	11
2019	27

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	11

Fund Summary as of July 31, 2015	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On April 30, 2015, the Boards of the Fund and BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”) approved the reorganization of MYM with and into the Fund, with the Fund continuing as the surviving fund after the reorganization. At a special shareholder meeting on August 6, 2015, the requisite shareholders of the Fund and MYM approved the reorganization, which was effective on September 14, 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2015 ($13.22)[1]	6.26%
Tax Equivalent Yield[2]	11.55%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of July 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MIY[5]	4.43%	8.08%
Lipper Other States Municipal Debt Funds[6]	4.85%	6.04%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve for the full 12 months. Performance differed significantly during the two halves of the annual period, however. In the first half (August 2014 through January 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the second half brought weaker price performance and a steepening of the yield curve.

•

Income in the form of coupon payments made a significant contribution to the Fund’s total return for the period. The Fund’s exposure to longer-term debt also aided returns. The Fund’s duration positioning further contributed to performance, as yields on municipal bonds decreased during the period. (Duration measures sensitivity to interest rate movements.) Positions in the utilities and education sectors were an additional positive factor in performance. The Fund also benefited from the use of leverage, which enabled it to increase its income and capitalize on the market’s positive price performance.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$13.22	$13.47	(1.86)%	$14.63	$13.18
Net Asset Value	$15.48	$15.24	1.57%	$16.19	$15.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/15	7/31/14
Education	22%	21%
Health	21	18
County/City/Special District/School District	16	19
State	14	11
Utilities	10	13
Transportation	9	9
Housing	5	6
Corporate	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	1%	3%
AA/Aa	73	73
A	23	24
BBB/Baa	2	—
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	5%
2016	5
2017	7
2018	13
2019	6

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	13

Fund Summary as of July 31, 2015	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On December 5, 2014, the Boards of the Fund and The BlackRock Pennsylvania Strategic Municipal Trust (“BPS’’) approved the reorganization of BPS with and into the Fund, with the Fund continuing as the surviving fund after the reorganization. At a special shareholder meeting on March 12, 2015, the shareholders of the Fund and BPS approved the reorganization, which was effective on April 13, 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2015 ($13.50)[1]	6.36%
Tax Equivalent Yield[2]	11.59%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of July 31, 2015[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MPA[5]	3.34%	6.33%
Lipper Pennsylvania Municipal Debt Funds[6]	1.22%	6.24%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve for the full 12 months. Performance differed significantly during the two halves of the annual period. In the first half (August 2014 through January 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the second half brought weaker price performance and a steepening of the yield curve.

•

The Fund’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) The Fund’s exposure to long-maturity bonds benefited performance given the flattening of the yield curve and the outperformance of long-term bonds. Investments in zero-coupon bonds, which generated strong price performance, also aided returns. Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. The Fund’s exposure to the healthcare sector made a strong contribution to total return, followed by its positions in the transportation sector.

•

The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance early in the period, but it was a small positive once rates began to move higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	JULY 31, 2015

BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$13.50	$13.89	(2.81)%	$15.27	$13.35
Net Asset Value	$15.77	$15.77	0.00%	$16.47	$15.59

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/15	7/31/14
Health	20%	17%
County/City/Special District/School District	19	25
Education	15	10
State	14	16
Transportation	12	11
Corporate	8	8
Utilities	7	7
Housing	5	6

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	1%	1%
AA/Aa	65	74
A	23	19
BBB/Baa	9	6
N/R2	2	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and less than 1%, respectively.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	6%
2016	4
2017	7
2018	13
2019	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	15

Schedule of Investments July 31, 2015	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 107.8%
Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,800,006
County/City/Special District/School District — 34.9%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	9,120	10,986,955
City of Garden Grove California, COP, Series A, Financing Project (AMBAC), 5.50%, 3/01/26	4,040	4,056,887
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	4,026,540
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, (BHAC), 5.00%, 10/01/15 (a)	7,915	7,978,399
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,784,050
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,665	3,208,047
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	5,060	5,746,338
Covina-Valley Unified School District, GO, Series B:
5.00%, 8/01/39	3,845	4,352,386
5.00%, 8/01/44	6,250	7,024,063
Culver City Redevelopment Finance Authority California, Refunding, Tax Allocation Bonds, Series A (AGM), 5.60%, 11/01/25	3,750	3,765,975
Fremont Union High School District, GO, Refunding, 4.00%, 8/01/40	5,000	5,098,550
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,244,590
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (a)	2,000	2,518,460
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	5,715	6,630,200
5.75%, 11/01/34	12,085	14,538,013
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement, Series E, 5.25%, 8/01/39	3,700	4,226,029
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,485,660
Mount San Jacinto Community College District, GO, Series A, 5.00%, 8/01/35	3,565	4,035,437
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	10,941,700
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,530,850
Rio Elementary School District, GO, Series A, 5.25%, 8/01/40	5,865	6,624,342
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Riverside Community College District, GO, Election of 2004, Series C (a):
5.00%, 8/01/17	$8,910	$9,691,585
(AGM), 5.00%, 8/01/17	8,750	9,517,550
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	10,750	11,211,605
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/29	905	1,025,238
San Francisco California Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	21,600	21,683,376
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,560	2,648,960
5.75%, 5/01/42	4,500	5,314,770
San Jose California Financing Authority, Refunding LRB, Convention Center Expansion & Renovation Project, Series A, 5.00%, 6/01/39	5,800	6,509,514
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/32	1,700	1,935,212
5.00%, 10/01/33	1,125	1,276,504
5.00%, 10/01/34	900	1,017,900
San Ramon Valley Unified School District, GO, Election of 2012, 4.00%, 8/01/40	1,670	1,700,361
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,484,195
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	5,390	6,280,213
Election of 2010, Series B, 5.50%, 8/01/39	3,195	3,685,688
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,883,950

		225,670,092
Education — 4.1%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,251,105
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,170	2,543,500
5.75%, 8/01/35	8,400	9,937,620
University of California, Refunding RB:
5.00%, 5/15/40	5,430	6,201,440
Series I, 5.00%, 5/15/32	4,000	4,648,280

		26,581,945

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	Q-SBLF	Qualified School Bond Loan Fund
BARB	Building Aid Revenue Bonds	HDA	Housing Development Authority	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	S/F	Single-Family
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	Syncora	Syncora Guarantee
COP	Certificates of Participation	IDB	Industrial Development Board

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health — 15.4%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	$6,305	$7,359,259
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	8,845,600
Kaiser Permanente, Series A, 5.25%, 4/01/39	7,275	7,421,300
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,708,572
Sutter Health, Series A, 5.25%, 11/15/46	7,500	7,810,875
Sutter Health, Series B, 6.00%, 8/15/42	9,655	11,446,389
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/34	3,700	4,230,765
Providence Health and Services, 5.00%, 10/01/38	10,970	12,341,908
St. Joseph Health System, 5.00%, 7/01/37	10,000	11,116,700
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series B, 5.25%, 3/01/45	12,505	12,761,353
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,599,575
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	6,873,526
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,912,495

		99,428,317
State — 9.3%
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,000	6,034,850
6.00%, 4/01/38	27,765	32,357,053
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,339,885
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,395,392
State of California Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,465,895
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/16 (a)	13,000	13,617,240

		60,210,315
Transportation — 17.7%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	9,650	11,230,091
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,573,800
Series A, 5.00%, 5/01/29	6,435	7,136,994
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	2,590	3,007,793
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	5,000	5,643,700
5.25%, 5/15/39	5,845	6,572,060
City of Los Angeles Department of Airports, RB, AMT, Series A, 5.00%, 5/15/40	3,830	4,242,185
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.25%, 3/01/23	3,785	4,329,245
6.25%, 3/01/34	1,400	1,646,316
California (continued)
Transportation (concluded)
County of Orange California, ARB, Series B, 5.75%, 7/01/34	6,345	6,899,870
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 7/01/41	8,190	9,102,857
Senior Series B, 5.75%, 7/01/39	2,650	2,960,156
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	14,766,844
Senior Series B, AMT (AGM), 5.25%, 7/01/33	18,000	19,593,180
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,545	5,280,063
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,267,536

		114,252,690
Utilities — 26.0%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,573,054
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	16,000	18,152,800
City of Los Angeles California Wastewater System, Refunding RB:
Series B, 5.00%, 6/01/31	1,205	1,418,972
Series B, 5.00%, 6/01/32	600	703,182
Series D, 5.00%, 6/01/32	1,160	1,359,485
Sub-Series A, 5.00%, 6/01/28	2,000	2,307,300
City of San Francisco California Public Utilities Commission Water, RB, Series B, 5.00%, 11/01/30	10,000	11,407,500
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/39	5,245	5,903,720
County of Riverside California Public Financing Authority, RB, Capital Facility Project, 5.25%, 11/01/45	10,000	11,302,500
County of Sacramento California Sanitation Districts Financing Authority, RB, 5.00%, 12/01/36	1,010	1,045,098
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,756,880
East Bay California Municipal Utility District Water System Revenue, Refunding RB (a):
Series A (NPFGC), 5.00%, 6/01/17	6,670	7,214,872
Series A (NPFGC), 5.00%, 6/01/17	6,000	6,490,140
Sub-Series A (AGM), 5.00%, 6/01/17	11,190	12,104,111
Sub-Series A (AMBAC), 5.00%, 6/01/17	5,000	5,408,450
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,505	2,753,145
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,503,400
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	8,000	8,806,880
Los Angeles Department of Water, RB, Series A, 5.00%, 7/01/39	4,000	4,541,320
Los Angeles Department of Water & Power, RB:
Series A, 5.38%, 7/01/38	9,375	10,527,094
Sub-Series A-2 (AGM), 5.00%, 7/01/35	5,000	5,194,000
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A:
5.25%, 5/15/34	1,060	1,202,676
5.25%, 5/15/39	10,000	11,279,100
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.50%, 8/01/39	8,000	9,197,280
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	7,325	8,375,405

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	17

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Santa Monica Community College District, GO, Series B, 5.00%, 8/01/44	$2,500	$2,834,850

		168,363,214
Total Municipal Bonds — 107.8%		697,306,579

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 54.6%
County/City/Special District/School District — 30.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	14,520	15,927,859
County of Alameda California Joint Powers Authority, Refunding LRB, (AGM), 5.00%, 12/01/34	13,180	14,264,450
County of San Luis Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 8/01/40	6,585	6,677,225
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	16,530	17,675,033
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	40,000	44,525,600
Los Angeles Community College District California, GO (a):
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17	6,647	7,230,565
Election of 2001, Series E-1, 5.00%, 8/01/18	11,770	13,207,588
Election of 2003, Series F-1, 5.00%, 8/01/18	10,000	11,221,400
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/19 (a)	9,596	11,463,370
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,192,833
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/16 (a)	10,000	10,471,000
Southwestern Community College District, GO, Series D, 5.00%, 8/01/44	10,820	12,218,485
West Valley-Mission Community College District, GO, Election of 2012, Series A, 4.00%, 8/01/40	17,000	17,843,880

		199,919,288
Education — 6.0%
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/16 (a)	8,000	8,379,840
Series AM, 5.25%, 5/15/44	10,210	11,793,571
Series O, 5.75%, 5/15/19 (a)	11,190	13,147,094
University of California, Refunding RB, Series AF, 5.00%, 5/15/39	5,000	5,630,600

		38,951,105
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California (concluded)
Health — 3.2%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	19,070	20,851,710
Transportation — 0.9%
City of Los Angeles California Department of Airports, RB, AMT, Senior Revenue, Series A, 5.00%, 5/15/40	5,500	6,091,910
Utilities — 13.6%
City of Los Angeles California Wastewater System, RB, Green Bonds, Series A, 5.00%, 6/01/44	13,790	15,657,580
Country of San Mateo Community College District, GO, Series A, 5.00%, 9/01/45	17,615	20,181,650
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	16,740	18,339,507
East Bay California Utility District, 5.00%, 6/01/44	11,000	12,512,610
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/17 (a)	14,510	15,695,322
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,516,761

		87,903,430
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 54.6%		353,717,443
Total Long-Term Investments (Cost — $986,590,381) — 162.4%		1,051,024,022

Short-Term Securities
BIF California Municipal Money Fund, 0.00% (c)(d)	505,447	505,447
Total Short-Term Securities (Cost — $505,447) — 0.1%		505,447
Total Investments (Cost — $987,095,828) — 162.5%		1,051,529,469
Other Assets Less Liabilities — 1.8%		10,968,343
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.0)%		(161,600,507)
VMTP Shares, at Liquidation Value — (39.3)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$646,897,305

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

(c)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income	Realized Gain
BIF California Municipal Money Fund	2,207,320	(1,701,873)	505,447	$2	$136

(d)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(125)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$15,929,688	$(53,892)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$53,892	$53,892

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,048,806)	$(1,048,806)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(152,855)	$(152,855)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$52,183,594

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	19

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,051,024,022	—	$1,051,024,022
Short-Term Securities	$505,447	—	—	505,447

Total	$505,447	$1,051,024,022	—	$1,051,529,469

[1] See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(53,892)	—	—	$(53,892)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$168,750	—	—	$168,750
Liabilities:
TOB Trust Certificates	—	$(161,571,434)	—	(161,571,434)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	$168,750	$(415,571,434)	—	$(415,402,684)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 133.8%
Corporate — 2.8%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	$7,500	$8,540,400
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	3,150	3,545,577
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,082,430

		13,168,407
County/City/Special District/School District — 19.7%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	3,440	3,489,089
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	11,130	11,618,050
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/17 (a)	4,540	4,915,549
5.00%, 7/01/32	2,210	2,291,262
5.00%, 7/01/33	670	694,763
5.00%, 7/01/35	595	615,867
5.00%, 7/01/37	705	727,193
County of Essex New Jersey Improvement Authority, Refunding RB (NPFGC):
AMT, 4.75%, 11/01/32	1,000	1,028,080
Project Consolidation, 5.50%, 10/01/28	4,840	6,147,962
Project Consolidation, 5.50%, 10/01/27	250	316,375
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,000	1,064,480
County of Hudson New Jersey Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 0.00%, 12/15/32 (b)	1,000	512,940
County Secured, County Services Building Project (AGM), 5.00%, 4/01/17 (a)	1,000	1,072,420
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	3,000	3,319,350
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	5,000	5,517,950
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	501,855
County of Monmouth New Jersey Improvement Authority, RB, Governmental Loan (AMBAC):
5.35%, 12/01/17	5	5,021
5.38%, 12/01/18	5	5,021
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.25%, 12/01/15	5	5,019
5.00%, 12/01/17	5	5,014
5.00%, 12/01/18	5	5,013
5.00%, 12/01/19	5	5,013
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/21 (a)	225	254,147
4.00%, 3/01/29	3,575	3,774,413
4.00%, 3/01/30	3,580	3,770,241
4.00%, 3/01/31	4,045	4,247,210
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	650	707,155
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	7,570	8,375,069
Edgewater Borough Board of Education, GO, Refunding (AGM):
4.25%, 3/01/34	1,535	1,645,121
Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (concluded)
Edgewater Borough Board of Education, GO, Refunding (AGM) (concluded):
4.25%, 3/01/35	1,600	1,715,488
4.30%, 3/01/36	1,670	1,793,530
Morristown Parking Authority, RB (NPFGC):
5.00%, 8/01/30	1,830	1,958,832
5.00%, 8/01/33	3,000	3,201,060
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC) (c):
5.50%, 3/01/21	7,430	8,986,065
5.50%, 3/01/22	4,200	5,159,364
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,720	1,731,816
Township of Irvington New Jersey, GO, Refunding Series A (AGM), 5.00%, 7/15/33	1,700	1,890,417

		93,073,214
Education — 33.3%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects, Series A:
5.00%, 7/01/31	1,950	2,200,224
5.00%, 7/01/32	1,775	1,997,993
5.00%, 7/01/33	2,250	2,524,658
5.00%, 7/01/34	1,200	1,344,348
New Jersey EDA, LRB, Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	3,065	3,475,771
New Jersey EDA, RB, Rowan Properties LLC, Series A:
5.00%, 1/01/35	2,000	2,112,160
5.00%, 1/01/48	2,000	2,082,240
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/33	6,370	6,614,735
Montclair State University, Series A (AMBAC), 5.00%, 7/01/16 (a)	2,880	3,003,523
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,714,801
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	13,545	14,769,197
Montclair State University, Series A, 5.00%, 7/01/39	15,555	17,278,183
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	6,540	6,597,290
Montclair State University, Series A, 5.00%, 7/01/44	3,540	3,906,496
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	4,000	4,478,600
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	2,500	2,540,450
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,832,912
Seton Hall University, Series D, 5.00%, 7/01/38	500	550,000
Seton Hall University, Series D, 5.00%, 7/01/43	600	656,964
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	2,800	2,947,924
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	2,400	2,532,600
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	274,288
William Paterson University, Series C (AGC), 4.75%, 7/01/34	5,115	5,524,405
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, AMT:
Series 1, 4.00%, 12/01/28	1,500	1,515,015

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	21

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, AMT (concluded):
Series 1A, 4.50%, 12/01/28	$4,550	$4,774,497
Series 1A, 4.00%, 12/01/29	1,000	1,012,600
Series 1A-1, 4.00%, 12/01/29	5,715	5,725,687
Series 1A, 4.50%, 12/01/29	5,700	5,994,006
Series 1A, 4.63%, 12/01/30	5,555	5,840,194
Series 1A, 4.00%, 12/01/31	1,625	1,620,531
Series 1A-1, 4.25%, 12/01/32	2,050	2,068,881
Series 1A, 4.13%, 12/01/35	1,000	996,410
Series 1A-1, 4.50%, 12/01/36	1,805	1,854,150
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.38%, 12/01/24	1,500	1,663,830
5.50%, 12/01/26	1,800	1,982,592
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/42	6,945	7,606,650
5.00%, 7/01/45	7,500	8,289,825
Rutgers — The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	1,565	1,793,913
5.00%, 5/01/43	10,000	11,139,200

		156,837,743
Health — 15.9%
County of Camden New Jersey Improvement Authority, Refunding RB, The Cooper Health System, Series A, 5.00%, 2/15/33	2,000	2,150,920
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	1,405	1,488,120
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	6,950	7,361,162
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	4,685	4,962,165
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	7,105	8,111,565
Virtua Health, Series A (AGC), 5.50%, 7/01/38	4,035	4,456,900
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.50%, 7/01/31	4,055	4,732,266
AHS Hospital Corp., 6.00%, 7/01/41	4,180	4,944,564
Catholic Health East Issue, 5.00%, 11/15/33	1,925	2,138,771
Hackensack University Medical (AGC), 5.13%, 1/01/27	1,500	1,595,025
Hackensack University Medical (AGM), 4.63%, 1/01/30	7,795	8,173,525
Meridian Health System Obligated Group, 5.00%, 7/01/25	1,000	1,129,070
Meridian Health System Obligated Group, 5.00%, 7/01/26	3,720	4,164,317
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	3,640	4,086,446
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	4,450	5,037,622
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	4,860	5,437,757
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	620	604,891
Virtua Health, 5.00%, 7/01/28	3,000	3,387,330
Virtua Health, 5.00%, 7/01/29	715	804,232

		74,766,648
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Housing — 7.0%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	6,770	7,219,799
M/F Housing, Series A, 4.55%, 11/01/43	5,000	5,103,300
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	1,335	1,337,310
S/F Housing, Series AA, 6.50%, 10/01/38	560	580,888
S/F Housing, Series B, 4.50%, 10/01/30	9,455	9,916,120
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	3,470	3,584,267
M/F Housing, Series 2, 4.75%, 11/01/46	4,220	4,332,083
S/F Housing, Series T, 4.70%, 10/01/37	885	893,850

		32,967,617
State — 25.5%
Garden State Preservation Trust (AGM), RB:
CAB, Series B, 0.00%, 11/01/23 (b)	15,725	12,770,587
CAB, Series B, 0.00%, 11/01/25 (b)	10,000	7,455,700
Election of 2005, Series A, 5.80%, 11/01/15 (a)	7,295	7,398,006
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	5,817,950
5.25%, 11/01/21	7,705	9,046,055
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (b)	2,325	1,975,808
Liberty State Park Project, Series C, 5.00%, 3/01/22	2,670	2,680,573
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,100,981
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	5,000	5,904,700
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	8,873,025
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	18,105	18,418,035
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	3,960	4,615,776
School Facilities Construction (AGC), 6.00%, 12/15/34	40	45,664
School Facilities Construction, Series KK, 5.00%, 3/01/38	325	333,362
School Facilities Construction, Series U, 5.00%, 9/01/37	2,810	2,843,664
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	1,070	1,082,819
School Facilities Construction, Series UU, 5.00%, 6/15/30	5,000	5,233,100
School Facilities Construction, Series UU, 5.00%, 6/15/34	1,390	1,440,304
School Facilities Construction, Series UU, 5.00%, 6/15/40	3,440	3,529,061
School Facilities Construction, Series Y, 5.00%, 9/01/33	3,000	3,060,810
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	1,250	1,351,775
Cigarette Tax, 5.00%, 6/15/28	2,430	2,602,870
Cigarette Tax, 5.00%, 6/15/29	3,195	3,408,905
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,142,920
School Facilities Construction, Series NN, 5.00%, 3/01/29	5,000	5,211,100

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	$1,580	$1,747,117

		120,090,667
Transportation — 24.7%
Delaware River Port Authority, RB:
5.00%, 1/01/29	2,000	2,290,720
5.00%, 1/01/37	8,830	9,897,547
Series D, 5.05%, 1/01/35	1,430	1,592,319
Series D (AGM), 5.00%, 1/01/40	5,200	5,763,524
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT:
5.13%, 1/01/34	2,290	2,495,551
5.38%, 1/01/43	7,730	8,279,758
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35	10,620	11,147,389
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/26	1,000	1,212,960
Series A (AGM), 5.25%, 1/01/29	4,000	4,874,000
Series A (AGM), 5.25%, 1/01/30	4,000	4,904,520
Series A (BHAC), 5.25%, 1/01/29	500	614,155
Series C (NPFGC), 6.50%, 1/01/16 (c)	255	261,709
Series C (NPFGC), 6.50%, 1/01/16 (c)	210	215,525
Series C (NPFGC), 6.50%, 1/01/16 (c)	305	313,025
Series C (NPFGC), 6.50%, 1/01/16	605	620,512
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36 (b)	7,210	2,304,604
CAB, Transportation System, Series A, 0.00%, 12/15/35 (b)	6,000	1,963,080
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (b)	8,800	3,847,184
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (b)	4,160	1,397,053
Transportation Program, Series AA, 5.00%, 6/15/33	3,000	3,105,600
Transportation Program, Series AA, 5.25%, 6/15/33	5,690	6,000,845
Transportation Program, Series AA, 5.00%, 6/15/38	2,340	2,405,707
Transportation System, Series A, 6.00%, 6/15/35	6,365	7,282,642
Transportation System, Series A (NPFGC), 5.75%, 6/15/24	1,205	1,392,835
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,780	3,169,172
Transportation System, Series B, 5.25%, 6/15/36	2,500	2,621,975
Transportation System, Series D, 5.00%, 6/15/32	3,300	3,432,561
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,208,910
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,008,700
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 6.25%, 12/01/15	1,500	1,523,025
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	4,000	4,655,720
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	4,005	4,435,778
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, Refunding ARB, AMT (concluded):
Consolidated, 152nd Series, 5.75%, 11/01/30	7,175	7,934,043

		116,172,648
Utilities — 4.9%
County of Essex New Jersey Utilities Authority, Refunding RB (AGC), 4.13%, 4/01/22	2,000	2,143,480
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (c)	6,045	7,142,349
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (b):
0.00%, 9/01/26	4,100	2,790,050
0.00%, 9/01/28	6,600	4,090,614
0.00%, 9/01/29	9,650	5,710,677
0.00%, 9/01/33	2,350	1,166,704

		23,043,874
Total Municipal Bonds in New Jersey		630,120,818

Guam — 1.7%
State — 1.7%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.25%, 1/01/36	425	466,123
Series A, 5.13%, 1/01/42	6,600	7,113,084
Series B-1, 5.00%, 1/01/37	550	597,361
Total Municipal Bonds in Guam		8,176,568

Puerto Rico — 1.3%
Health — 1.3%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A:
6.50%, 11/15/20	1,750	1,788,412
6.13%, 11/15/30	4,220	4,322,884
Total Municipal Bonds in Puerto Rico		6,111,296

U.S. Virgin Islands — 1.1%
State — 1.1%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	4,735	5,031,600
Total Municipal Bonds — 137.9%		649,440,282

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New Jersey — 20.5%
County/City/Special District/School District — 4.0%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	17,300	18,821,189
Education — 1.2%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	4,993	5,555,156
State — 4.7%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	12,460	15,297,765
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (e)	6,698	6,980,967

		22,278,732

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	23

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New Jersey (concluded)
Transportation — 10.6%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (e)	$9,300	$10,300,680
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	2,661	2,790,395
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	15,545	17,522,720
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	10,000	10,806,500
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	7,827	8,503,784

		49,924,079
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.5%		96,579,156
Total Long-Term Investments (Cost — $696,769,791) — 158.4%		746,019,438
Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.01% (f)(g)	11,186,598	11,186,598
Total Short-Term Securities (Cost — $11,186,598) — 2.4%		11,186,598
Total Investments (Cost — $707,956,389) — 160.8%		757,206,036
Other Assets Less Liabilities — 0.7%		3,599,744
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.2)%		(52,759,390)
VRDP Shares, at Liquidation Value — (50.3)%		(237,100,000)

Net Assets Applicable to Common Shares — 100.0%		$470,946,390

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Security is collateralized by Municipal or U.S. Treasury obligations.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020, is $13,907,845.

(f)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income	Realized Gain
BIF New Jersey Municipal Money Fund	4,710,150	6,476,448	11,186,598	$319	$999

(g)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(130)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$15,579,688	$(82,454)
(220)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$28,036,250	(74,226)
Total					$(156,680)

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$156,680	$156,680

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(855,743)	$(855,743)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(40,045)	$(40,045)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$44,795,859

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$746,019,438	—	$746,019,438
Short-Term Securities	$11,186,598	—	—	11,186,598

Total	$11,186,598	$746,019,438	—	$757,206,036

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(156,680)	—	—	$(156,680)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$414,000	—	—	$414,000
Liabilities:
TOB Trust Certificates	—	$(52,743,580)	—	(52,743,580)
VRDP Shares	—	(237,100,000)	—	(237,100,000)

Total	$414,000	$(289,843,580)	—	$(289,429,580)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	25

Schedule of Investments July 31, 2015	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,500	$1,726,575
6.00%, 6/01/39	2,985	3,413,885
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	391,905

		5,532,365
California — 22.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,189,830
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,363,371
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	720	844,884
5.25%, 5/01/33	560	631,658
City & County of San Francisco California Airports Commission, Refunding RB, Series A, AMT, 5.00%, 5/01/44	745	805,792
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,798,064
6.25%, 3/01/34	1,250	1,469,925
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,556,044
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	970	1,142,136
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	2,780	3,023,861
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,167,570
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,000	2,273,300
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,162,637
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	4,028,461
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,190,320
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	490	570,512
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	370	433,566
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,235	2,555,186

		28,207,117
Colorado — 2.0%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	579,425
5.50%, 11/15/30	225	258,694
5.50%, 11/15/31	270	308,756
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,456,039

		2,602,914
Florida — 11.6%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	270	312,644
Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	$1,170	$1,336,690
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,108,140
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	90	91,638
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	1,840	2,207,595
Series A, 5.50%, 10/01/42	2,125	2,432,636
Series B, AMT, 6.00%, 10/01/26	590	715,192
Series B, AMT, 6.00%, 10/01/27	775	945,244
Series B, AMT, 6.25%, 10/01/38	310	378,460
Series B, AMT, 6.00%, 10/01/42	410	480,331
County of Miami-Dade Florida, Refunding RB:
Seaport, Series D, AMT, 6.00%, 10/01/26	735	897,053
Water & Sewer System, Series B, 5.25%, 10/01/29	500	580,930
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,407,134
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	710	812,226

		14,705,913
Hawaii — 1.0%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	250	291,633
5.25%, 8/01/26	810	936,854

		1,228,487
Illinois — 22.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	770	882,828
Series C, 6.50%, 1/01/41	3,680	4,421,299
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	525	548,499
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,010	1,062,368
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	1,400	1,561,910
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,062,940
Sales Tax Receipts, 5.00%, 12/01/44	1,830	1,913,192
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,153,270
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,375	1,410,585
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,500	1,711,650
5.25%, 12/01/43	2,700	2,997,621
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,813,705
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	790	875,273
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	1,085,766
6.00%, 6/01/28	270	317,766
State of Illinois, GO:
5.25%, 2/01/31	585	610,249
5.25%, 2/01/32	1,000	1,038,890

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
State of Illinois, GO (concluded):
5.50%, 7/01/33	$1,500	$1,613,385
5.50%, 7/01/38	280	296,741

		28,377,937
Indiana — 4.1%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	375	392,186
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	4,310	4,854,396

		5,246,582
Louisiana — 2.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	427,763
Series A-2, 6.00%, 1/01/23	160	181,827
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,000	1,125,280
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	805	883,922

		2,618,792
Massachusetts — 1.6%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,910	1,974,386
Michigan — 2.8%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,800	1,957,644
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,265	1,543,907

		3,501,551
Minnesota — 2.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,000	3,431,280
Mississippi — 1.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,520,380
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	260	295,394

		1,815,774
Nebraska — 2.0%
Omaha Public Power District, Refunding RB, Series A, 5.25%, 2/01/46	2,170	2,476,426
Nevada — 4.3%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	2,375	2,660,166
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	1,000	1,088,160
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,697,580

		5,445,906
New Jersey — 5.8%
New Jersey EDA, RB:
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,000	1,071,120
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	980	1,142,288
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction (AGC), 6.00%, 12/15/34	20	22,832
The Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	530	583,249
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,400	1,546,384
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,195	1,259,494
Series AA, 5.50%, 6/15/39	1,600	1,714,848

		7,340,215
New York — 5.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	1,545	1,767,727
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,272,480
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,500	2,817,300

		6,857,507
Ohio — 1.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,500	1,721,820
Pennsylvania — 3.5%
Pennsylvania Economic Development Financing Authority, RB, The Pennsylvania Rapid Bridge Replacement Project, AMT:
5.00%, 12/31/34	800	857,000
5.00%, 12/31/38	1,350	1,436,440
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/16 (a)	2,000	2,147,500

		4,440,940
South Carolina — 4.9%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,691,161
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/26	1,810	2,103,890
6.00%, 7/01/38	1,155	1,334,106
5.50%, 7/01/41	1,000	1,115,250

		6,244,407
Texas — 19.1%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	2,250	2,533,927
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	930	1,056,778
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,408,101
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,700	3,174,660
6.00%, 11/15/36	2,055	2,416,269
5.38%, 11/15/38	1,000	1,129,330
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	265	311,486
6.50%, 7/01/37	835	947,224
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,045,386

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Dallas-Fort Worth International Airport, Refunding RB, Joint Revenue, Series E, 5.50%, 11/01/27	$2,500	$2,912,550
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	730	849,275
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	2,750	3,240,270
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	1,000	1,165,230
Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,574,496
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	420	477,813

		24,242,795
Virginia — 1.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	380	417,533
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,182,320

		1,599,853
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,128,980
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	725	839,862

		1,968,842
Total Municipal Bonds — 127.6%		161,581,809

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(c)	760	877,728
Florida — 2.3%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,756,078
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	175	177,207

		2,933,285
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,128,118
Nevada — 7.4%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	2,010	2,301,912
Series B, 5.50%, 7/01/29	1,994	2,285,142
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,200	4,841,886

		9,428,940
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New Jersey — 2.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	$1,610	$1,698,600
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,000	1,049,021

		2,747,621
New York — 12.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	2,999	3,368,900
Series FF-2, 5.50%, 6/15/40	1,095	1,252,683
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,111,897
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	1,000	1,138,587
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,444,990
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	1,770	2,040,421
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,250	3,649,425

		16,006,903
Texas — 2.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	2,609	2,927,044
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,093,419
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.3%		37,143,058
Total Long-Term Investments (Cost — $180,136,861) — 156.9%		198,724,867

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	2,437,027	2,437,027
Total Short-Term Securities (Cost — $2,437,027) — 1.9%		2,437,027
Total Investments (Cost — $182,573,888) — 158.8%		201,161,894
Other Assets Less Liabilities — 1.2%		1,527,970
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.4)%		(19,494,228)
VMTP Shares, at Liquidation Value — (44.6)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$126,695,636

See Notes to Financial Statements.

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $4,627,651.

28	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

(d)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
FFI Institutional Tax-Exempt Fund	2,565,273	(128,246)	2,437,027	$965

(e)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(93)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$11,851,688	$(14,666)

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$14,666	$14,666

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(440,442)	$(440,442)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(48,501)	$(48,501)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$16,592,426

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$198,724,867	—	$198,724,867
Short-Term Securities	$2,437,027	—	—	2,437,027

Total	$2,437,027	$198,724,867	—	$201,161,894

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	29

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(14,666)	—	—	$(14,666)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$125,550	—	—	$125,550
Liabilities:
TOB Trust Certificates	—	$(19,488,293)	—	(19,488,293)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	$125,550	$(75,988,293)	—	$(75,862,743)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 136.4%
Corporate — 4.9%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$10,695	$13,836,335
County/City/Special District/School District — 21.8%
Anchor Bay School District, GO, Refunding, (Q-SBLF):
4.38%, 5/01/27	960	1,027,728
4.50%, 5/01/29	900	960,966
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 5/01/35	1,840	2,064,609
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,840	1,960,134
5.00%, 4/01/26	2,000	2,131,600
5.00%, 4/01/27	500	530,160
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	500	513,770
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	3,215	3,589,547
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	750	860,333
5.50%, 5/01/41	1,355	1,551,231
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	600	606,192
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	3,300	3,693,195
Dearborn School District, GO, Series A (Q-SBLF):
5.00%, 5/01/32	930	1,052,658
5.00%, 5/01/33	990	1,119,799
5.00%, 5/01/34	745	839,794
Farmington Public School District, GO, Refunding School Building & Site:
5.00%, 5/01/33	930	1,041,898
5.00%, 5/01/34	930	1,038,643
5.00%, 5/01/35	620	689,192
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	3,070	3,263,901
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	600	698,400
5.50%, 5/01/36	1,200	1,376,532
5.50%, 5/01/41	1,575	1,803,091
Grandville Public Schools, GO, School Building & Site (Q-SBLF), Series II, 5.00%, 5/01/40	2,015	2,203,483
Harper Creek Community School District Michigan, GO, Refunding, (AGM) (Q-SBLF), 5.00%, 5/01/22	1,125	1,129,399
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	4,100	4,479,455
Lincoln Consolidated School District Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 4.63%, 5/01/28	3,050	3,128,110
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	3,090	3,395,477
Mattawan Consolidated School District, GO, Series I (Q-SBLF), 5.00%, 5/01/39	2,095	2,332,447
Midland Public Schools, GO, School Building & Site (Q-SBLF), Series I, 5.00%, 5/01/34	620	697,866
Montrose Community Schools, GO, (NPFGC) (Q-SBLF), 6.20%, 5/01/17	415	438,074
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF), 4.50%, 5/01/29	1,025	1,101,117
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/17 (a)	1,500	1,614,090
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Troy School District, GO, (Q-SBLF), 5.00%, 5/01/28	$1,240	$1,427,500
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	1,150	1,252,959
Walled Lake Consolidated School District, GO, (Q-SBLF):
5.00%, 5/01/37	1,770	1,982,966
5.00%, 5/01/40	1,630	1,812,446
Zeeland Public Schools, GO, School Building & Site, Series A:
5.00%, 5/01/33	620	690,271
5.00%, 5/01/34	620	688,113
5.00%, 5/01/35	620	685,968

		61,473,114
Education — 22.2%
Grand Valley State University, RB, (NPFGC), 5.50%, 2/01/18	1,115	1,169,066
Michigan Finance Authority, Refunding RB, AMT, Series 25A, Student Loan Revenue:
AMT, 4.00%, 11/01/28	5,425	5,418,002
AMT, 4.00%, 11/01/29	3,660	3,639,211
AMT, 4.00%, 11/01/30	1,770	1,745,715
AMT, 4.00%, 11/01/31	1,955	1,921,296
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	4,600	5,130,978
Series C, 5.00%, 2/15/40	4,700	5,237,821
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	1,115	1,213,165
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	380	425,615
Oakland University, RB, General, Series A:
5.00%, 3/01/38	6,235	6,874,836
5.00%, 3/01/43	13,865	15,181,343
University of Michigan, RB, Series A, 5.00%, 4/01/39	2,125	2,414,149
Wayne State University, RB, Series A, 5.00%, 11/15/40	2,000	2,215,640
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	2,100	2,318,190
5.25%, 11/15/43	5,255	5,931,581
(AGM), 5.25%, 11/15/33	620	701,735
(AGM), 5.00%, 11/15/39	1,085	1,194,607

		62,732,950
Health — 33.9%
Grand Traverse County Hospital Finance Authority, RB, Series A:
5.00%, 7/01/44	2,000	2,144,040
5.00%, 7/01/47	1,365	1,460,141
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	4,750	5,100,312
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	4,500	5,056,020
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	1,550	1,661,243
Michigan Finance Authority, Refunding RB, AMT, Series 25A, Sparrow Obligated Group, 5.00%, 11/15/45	2,325	2,529,344
Michigan Finance Authority, Refunding RB:
5.00%, 6/01/39	930	1,007,943
Hospital McLaren Health Care, 5.00%, 5/15/32	615	685,473
Hospital McLaren Health Care, 5.00%, 5/15/33	1,240	1,374,528
Hospital McLaren Health Care, 5.00%, 5/15/34	4,025	4,458,171
Hospital McLaren Health Care, 5.00%, 5/15/35	3,070	3,389,771
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	930	1,014,072
Trinity Health Credit Group, 5.00%, 12/01/31	3,100	3,462,669

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	31

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan Finance Authority, Refunding RB (concluded):
Trinity Health Credit Group, 5.00%, 12/01/35	$4,100	$4,532,263
Trinity Health Credit Group, 5.00%, 12/01/39	3,350	3,682,990
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	3,700	4,142,298
MidMichigan Obligated Group, Series A, 5.00%, 4/15/16 (a)	620	640,497
MidMichigan Obligated Group, Series A, 5.00%, 4/15/16 (a)	3,550	3,667,363
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, 5.75%, 11/15/39	1,965	2,222,258
Henry Ford Health System, Series A, 5.25%, 11/15/46	2,500	2,582,550
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,373,000
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	600	650,268
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	3,260	3,533,123
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	630	682,781
Hospital, Sparrow Obligated Group, 5.00%, 11/15/17 (a)	2,200	2,410,848
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	900	952,812
McLaren Health Care, Series A, 5.75%, 5/15/18 (a)	4,500	5,098,500
McLaren Health Care, Series A, 5.00%, 6/01/35	1,390	1,523,649
Trinity Health Credit Group, Series A, 6.25%, 12/01/18 (a)	930	1,089,709
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	3,850	3,937,703
Trinity Healthcare, 6.50%, 12/01/18 (a)	790	932,121
Trinity Healthcare, 6.50%, 12/01/33	210	241,351
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	12,375	13,322,059
Series V, 8.25%, 9/01/18 (a)	1,000	1,220,480
Series W, 6.00%, 8/01/19 (a)	925	1,099,020

		95,881,370
Housing — 7.7%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,009,750
Series A, 4.75%, 12/01/25	4,235	4,506,591
Series A, 4.45%, 10/01/34	620	635,760
Series A, 4.63%, 10/01/39	2,165	2,227,525
Series A, 4.30%, 10/01/40	2,060	2,076,995
Series A, 4.75%, 10/01/44	3,100	3,194,209
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 4/20/37	3,530	3,561,099
Michigan State HDA, Refunding RB, Series A, 6.05%, 10/01/41	4,085	4,416,702

		21,628,631
State — 16.9%
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	3,350	3,691,264
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.00%, 4/01/31	1,000	1,073,320
Michigan Strategic Fund, RB, Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	1,860	2,081,266
Municipal Bonds	Par (000)	Value
Michigan (concluded)
State (concluded)
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	4,350	4,915,674
State of Michigan, COP, (AMBAC), 0.00%, 6/01/22 (b)(c)	3,000	2,601,240
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	6,085	6,503,587
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38 (a)	3,900	4,458,753
Series I, 5.00%, 10/15/45 (d)	2,550	2,818,081
Series I (AGC), 5.25%, 10/15/24	4,000	4,558,840
Series I (AGC), 5.25%, 10/15/25	2,000	2,272,460
Series I (AGC), 5.25%, 10/15/26	600	680,328
Series I-A, 5.50%, 10/15/45	1,250	1,397,163
Series II (AGM), 5.00%, 10/15/26	4,500	5,057,235
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	1,850	2,122,098
5.00%, 11/15/36	3,125	3,512,125

		47,743,434
Transportation — 13.8%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	5,250	5,715,255
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	6,270	6,363,548
5.25%, 12/01/26	6,300	6,393,996
5.00%, 12/01/34	4,435	4,488,176
5.00%, 12/01/39	915	987,120
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/25	4,000	4,474,360
5.75%, 12/01/26	1,000	1,118,590
5.38%, 12/01/32	8,700	9,530,154

		39,071,199
Utilities — 15.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,645	1,754,804
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	1,425	1,429,631
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	10,470	10,691,127
City of Holland Michigan Electric Utility System, RB, Series A, 5.00%, 7/01/39	6,425	7,195,679
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	1,970	2,242,806
5.00%, 7/01/31	4,230	4,777,785
5.00%, 7/01/37	2,065	2,290,622
5.50%, 7/01/41	3,000	3,520,020
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	310	336,260
5.63%, 10/01/40	1,000	1,118,070
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3:
5.00%, 7/01/31	620	685,187
5.00%, 7/01/32	3,255	3,581,574
5.00%, 7/01/33	1,860	2,040,680
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund, Pooled Project, 5.00%, 10/01/27	1,240	1,427,624

		43,091,869
Total Municipal Bonds in Michigan		385,458,902

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 3.0%
State — 3.0%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	$500	$548,380
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	4,850	5,227,039
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/32	925	1,012,440
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	40	43,445
Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,400	1,548,834
Total Municipal Bonds in Guam		8,380,138

U.S. Virgin Islands — 2.1%
State — 2.1%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	5,540	5,887,026
Total Municipal Bonds — 141.5%		399,726,066

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Michigan — 16.9%
County/City/Special District/School District — 4.3%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/17 (a)	6,771	7,285,511
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	4,650	5,019,629

		12,305,140
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Michigan (concluded)
Education — 12.5%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	$6,220	$6,989,227
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	7,500	8,148,825
Wayne State Univeristy, RB, General, Series A, 5.00%, 11/15/40	6,190	6,857,406
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	12,207	13,385,698

		35,381,156
Health — 0.1%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	190	208,886
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.9%		47,895,182
Total Long-Term Investments (Cost — $419,003,195) — 158.4%		447,621,248

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	1,873,459	1,873,459
Total Short-Term Securities (Cost — $1,873,459) — 0.7%		1,873,459
Total Investments (Cost — $420,876,654) — 159.1%		449,494,707
Other Assets Less Liabilities — 0.4%		1,131,622
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.3)%		(23,492,175)
VRDP Shares, at Liquidation Value — (51.2)%		(144,600,000)

Net Assets Applicable to Common Shares — 100.0%		$282,534,154

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security is collateralized by municipal or U.S. Treasury obligations.

(c)	Zero-coupon bond.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Securities, Inc.	$2,818,081	$10,812

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	During the year ended July 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
BIF Michigan Municipal Money Fund	3,889,640	(3,889,640)	—	—
FFI Institutional Tax-Exempt Fund	—	1,873,459	1,873,459	$2,942

(g)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	33

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(55)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$6,591,406	$(34,885)
(50)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$6,371,875	(16,869)
Total					$(51,754)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$51,754	$51,754

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(405,826)	$(405,826)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(111,714)	$(111,714)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$23,393,514

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$447,621,248	—	$447,621,248
Short-Term Securities	$1,873,459	—	—	1,873,459

Total	$1,873,459	$447,621,248	—	$449,494,707

[1] See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(51,754)	—	—	$(51,754)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$117,000	—	—	$117,000
Liabilities:
TOB Trust Certificates	—	$(23,487,000)	—	(23,487,000)
VRDP Shares	—	(144,600,000)	—	(144,600,000)

Total	$117,000	$(168,087,000)	—	$(167,970,000)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	35

Schedule of Investments July 31, 2015	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 122.6%
Corporate — 12.9%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (a)	$3,745	$3,767,095
County of Delaware Pennsylvania IDA, Refunding RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series B, AMT (NPFGC), 5.00%, 11/01/36	2,520	2,543,058
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,510	1,732,091
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	1,900	2,199,611
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,733,464
Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/42	6,000	6,282,660
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	1,200	1,220,844
Pennsylvania Economic Development Financing Authority, Refunding RB:
Amtrak Project, Series A, 5.00%, 11/01/41	6,025	6,408,371
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	194,022
National Gypson Co., AMT, 5.50%, 11/01/44	135	137,645

		27,218,861
County/City/Special District/School District — 28.9%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	190	198,841
5.00%, 5/01/42	450	465,858
Bethlehem Area School District, GO, Series A:
5.00%, 8/01/34	1,610	1,813,745
5.00%, 8/01/35	1,210	1,357,693
Bristol Township School District, GO, 5.00%, 6/01/40	775	857,367
Chambersburg Area School District, GO:
5.25%, 3/01/27	1,860	1,867,886
(NPFGC), 5.25%, 3/01/26	2,115	2,123,968
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
(AGM), 5.25%, 12/15/32	5,000	5,495,600
(AGC), 5.00%, 8/01/24	2,370	2,670,421
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	1,095	1,251,300
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/41	500	532,475
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	180	194,863
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	500	565,170
East Stroudsburg Area School District, GO, Refunding, Series A (AGM), 5.00%, 9/01/25	3,000	3,217,320
East Stroudsburg Area School District, GO, Series A (b):
7.75%, 9/01/17	960	1,098,557
7.75%, 9/01/17	985	1,128,051
7.75%, 9/01/17	55	62,491
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	2,073,482
Marple Newtown School District, GO, (AGM), 5.00%, 6/01/31	4,100	4,577,486
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/17 (b)	1,585	1,700,483
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	764,708
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (b)	5	5,757
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (concluded)
Philadelphia School District, GO, Series E (concluded):
6.00%, 9/01/38	$3,345	$3,739,175
Philipsburg-Osceola Pennsylvania Area School District, GO, (AGM), 5.00%, 4/01/41	910	943,879
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 9/01/30 (c)	6,145	3,592,859
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 7/15/34	2,190	2,391,020
Corry Area School District, CAB, 0.00%, 12/15/22 (c)	1,640	1,329,548
Corry Area School District, CAB, 0.00%, 12/15/23 (c)	1,980	1,532,084
Corry Area School District, CAB, 0.00%, 12/15/24 (c)	1,980	1,462,626
Corry Area School District, CAB, 0.00%, 12/15/25 (c)	1,770	1,252,948
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	1,285	1,399,738
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	6,925	7,799,212
Township of Falls Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	1,270	1,398,524

		60,865,135
Education — 18.0%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	112,849
5.00%, 8/15/25	100	112,506
5.00%, 8/15/26	100	112,506
County of Chester Pennsylvania IDA, Refunding RB, Renaissance Academy Charter, 5.00%, 10/01/34	160	168,837
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	200	214,354
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	900	1,057,761
6.38%, 1/01/39	100	114,985
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	465,813
Villanova University, 5.25%, 12/01/31	100	112,651
Pennsylvania Higher Educational Facilities Authority, RB:
(NPFGC), 4.75%, 6/15/16 (b)	8,845	9,186,859
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	1,650	1,768,701
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,460	1,498,807
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,065,600
University of the Sciences Philadelphia, 5.00%, 11/01/30	940	1,059,653
University of the Sciences Philadelphia, 5.00%, 11/01/31	775	870,100
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
5.00%, 9/01/45	2,000	2,172,780
Drexel University, Series A, 5.25%, 5/01/41	3,930	4,310,935
La Salle University, 5.00%, 5/01/37	1,325	1,399,902
La Salle University, 5.00%, 5/01/42	1,855	1,942,092
State System of Higher Education, Series AL, 5.00%, 6/15/35	280	314,675

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (concluded)
Pennsylvania Higher Educational Facilities Authority, Refunding RB (concluded):
Thomas Jefferson University, 4.00%, 3/01/37	$445	$450,051
Widener University, Series A, 5.25%, 7/15/33	1,580	1,723,527
Widener University, Series A, 5.50%, 7/15/38	385	422,364
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,117,970
Philadelphia Authority for Industrial Development, Refunding RB, 5.00%, 4/01/45	2,170	2,380,750
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	830	941,801
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	485	507,228
5.00%, 7/01/35	435	458,999
5.00%, 7/01/45	300	311,100
5.00%, 7/01/47	820	855,809
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	610	681,846

		37,913,811
Health — 20.7%
County of Allegheny Pennsylvania Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,565,740
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center:
Project, Series A3, 5.50%, 11/01/31	500	570,760
Series A, 5.00%, 11/01/40	765	828,633
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	2,410	2,881,637
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
5.00%, 1/01/38	3,600	3,810,492
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	210	216,619
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	500	572,915
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 7/01/42	415	451,026
County of Lancaster Pennsylvania Hospital Authority, Refunding RB:
Health Center Masonic Village Project, 5.00%, 11/01/28	575	656,500
Health Center Masonic Village Project, 5.00%, 11/01/35	425	468,392
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,488,771
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	490	530,562
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community:
Series A, 4.50%, 11/15/36	120	120,186
Series A-1, 6.25%, 11/15/29	235	264,401
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	865	923,820
Acts Retirement-Life Communities, 5.00%, 11/15/28	555	590,437
Whitemarsh Continuing Care, 5.25%, 1/01/40	220	220,233
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 8/01/41	460	541,282
Geisinger Authority Pennsylvania, RB, Health System, Series A, 5.25%, 6/01/39	1,000	1,099,510
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	520	556,712
5.75%, 5/01/35	865	936,198
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	7,815	7,915,423
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	1,000	1,105,000
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	940	1,035,842
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (d)	2,055	2,312,471
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (b)	2,055	2,439,121
Southcentral General Authority, Wellspan Health Obligation Group, Series A:
6.00%, 12/01/18 (b)	595	689,760
6.00%, 6/01/29	655	735,729

		43,528,172
Housing — 6.0%
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	2,305	2,277,271
3.70%, 10/01/42	3,540	3,398,931
Pennsylvania HFA, Refunding RB, S/F Mortgage, AMT:
Series 096-A, 4.70%, 10/01/37	735	739,932
Series 097-A, 4.65%, 10/01/31	1,300	1,328,262
Series 099-A, 5.15%, 4/01/38	1,065	1,116,556
Series 115-A, 4.20%, 10/01/33	750	774,195
Philadelphia Housing Authority, RB, Capital Fund Program, Series A (AGM), 5.50%, 12/01/18	3,000	3,036,120

		12,671,267
State — 8.3%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 11/15/24	2,000	2,312,880
5.00%, 4/01/26	1,385	1,604,495
5.00%, 6/15/26	390	457,926
5.00%, 3/15/28	825	919,702
5.00%, 6/01/28	4,460	5,054,117
5.00%, 3/15/33	1,775	2,009,460
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	150	150,595
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	4,600	5,067,866

		17,577,041
Transportation — 17.5%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	3,825	4,169,709
AMT (AGM), 5.00%, 6/15/37	5,900	6,113,049
Delaware River Port Authority, RB:
5.00%, 1/01/29	475	544,046
5.00%, 1/01/37	2,285	2,561,257

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	37

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Transportation (concluded)
Delaware River Port Authority, RB (concluded):
Series D, 5.00%, 1/01/40	$750	$827,655
Series D (AGM), 5.00%, 1/01/40	1,560	1,729,057
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (c)	4,760	1,333,466
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (c)	1,275	422,267
Sub-Series A, 6.00%, 12/01/16 (b)	800	859,000
Sub-Series A, 5.13%, 12/01/26	100	113,093
Pennsylvania Turnpike Commission, Refunding RB:
Series A-2, 0.52%, 12/01/17 (a)	3,025	3,012,991
Series A-2, 0.67%, 12/01/18 (a)	2,820	2,810,948
Sub-Series A-1, 5.25%, 12/01/45	3,270	3,636,436
Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,893,120
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	1,860	2,059,652
5.00%, 6/01/29	2,465	2,719,980

		36,805,726
Utilities — 10.3%
Allegheny County Sanitary Authority, Refunding RB, Series A (NPFGC), 5.00%, 12/01/30	5,000	5,069,600
City of Philadelphia Pennsylvania Gas Works, RB:
1998 General Ordinance, 4th Series (AGM), 5.00%, 8/01/32	3,300	3,307,491
9th Series, 5.25%, 8/01/40	1,700	1,887,459
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	800	880,424
Series C (AGM), 5.00%, 8/01/40	3,350	3,701,616
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	1,410	1,600,040
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	30	33,000
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	420	473,348
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,605	1,778,581
Reading Area Water Authority Pennsylvania, RB, (AGM), 5.00%, 6/01/17 (b)	2,680	2,888,665

		21,620,224
Total Municipal Bonds in Pennsylvania		258,200,237

Guam — 0.5%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	955	1,056,526
Total Municipal Bonds — 123.1%		259,256,763
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Pennsylvania — 26.6%
Education — 4.0%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	$5,120	$5,969,203
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,461,394

		8,430,597
Health — 9.5%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	3,000	3,283,740
Series A, 5.25%, 6/01/39	3,128	3,439,751
Series A-1, 5.13%, 6/01/41	7,430	8,152,106
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	4,680	5,157,173

		20,032,770
Housing — 1.5%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	3,000	3,096,780
State — 11.6%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	5,203	5,800,664
General Authority of Southcentral Pennsylvania, Refunding RB, 5.00%, 6/01/44	7,000	7,652,400
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	10,000	11,017,100

		24,470,164
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.6%		56,030,311
Total Long-Term Investments (Cost — $296,297,683) — 149.7%		315,287,074

Short-Term Securities	Shares
BlackRock Pennsylvania Municipal Money Fund, Institutional Class, 0.01% (f)(g)	383,495	383,495
Total Short-Term Securities (Cost — $383,495) — 0.2%		383,495
Total Investments (Cost — $296,681,178) — 149.9%		315,670,569
Other Assets Less Liabilities — 2.8%		5,950,628
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.5)%		(28,472,631)
VRDP Shares, at Liquidation Value — (39.2)%		(82,600,000)

Net Assets Applicable to Common Shares — 100.0%		$210,548,566

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Security is collateralized by Municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

(f)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
BIF Pennsylvania Municipal Money Fund	1,714,474	(1,714,474)	—	—
BlackRock Pennsylvania Municipal Money Fund, Institutional Class	—	383,495	383,495	$276

(g)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(56)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$7,136,500	$(29,390)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$29,390	$29,390

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(385,595)	$(385,595)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$41,803	$41,803

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$14,094,453

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	39

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$315,287,074	—	$315,287,074
Short-Term Securities	$383,495	—	—	383,495

Total	$383,495	$315,287,074	—	$315,670,569

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(29,390)	—	—	$(29,390)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$75,600	—	—	$75,600
Liabilities:
TOB Trust Certificates	—	$(28,468,345)	—	(28,468,345)
VRDP Shares	—	(82,600,000)	—	(82,600,000)

Total	$75,600	$(111,068,345)	—	$(110,992,745)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2015

Statements of Assets and Liabilities

July 31, 2015	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$1,051,024,022	$746,019,438	$198,724,867	$447,621,248	$315,287,074
Investments at value — affiliated[2]	505,447	11,186,598	2,437,027	1,873,459	383,495
Cash pledged for financial futures contracts	168,750	414,000	125,550	117,000	75,600
Receivables:
Interest	14,484,630	5,772,502	2,191,831	5,133,431	3,161,853
Investments sold	—	—	—	—	298,691
TOB Trust	—	—	—	—	3,500,000
Deferred offering costs	—	529,312	—	247,082	291,550
Prepaid expenses	34,830	29,020	26,330	28,195	27,646

Total assets	1,066,217,679	763,950,870	203,505,605	455,020,415	323,025,909

Accrued Liabilities
Variation margin payable on financial futures contracts	74,219	179,375	55,219	50,313	33,250
Payables:
Income dividends — Common Shares	2,767,668	2,231,386	601,596	1,259,175	954,694
Investment advisory fees	461,972	321,288	85,740	190,516	131,682
Officer’s and Directors’ fees	257,219	5,227	1,492	3,558	9,036
Other accrued expenses	158,789	115,678	71,694	83,255	50,396
Interest expense and fees	29,073	15,810	5,935	5,175	4,286
Investments purchased	—	—	—	2,807,269	—
Reorganization costs	—	292,136	—	—	225,654

Total accrued liabilities	3,748,940	3,160,900	821,676	4,399,261	1,408,998

Other Liabilities
TOB Trust Certificates	161,571,434	52,743,580	19,488,293	23,487,000	28,468,345
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	237,100,000	—	144,600,000	82,600,000
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000	—	—

Total other liabilities	415,571,434	289,843,580	75,988,293	168,087,000	111,068,345

Total liabilities	419,320,374	293,004,480	76,809,969	172,486,261	112,477,343

Net Assets Applicable to Common Shareholders	$646,897,305	$470,946,390	$126,695,636	$282,534,154	$210,548,566

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$585,933,933	$424,146,641	$117,993,390	$261,311,527	$197,882,397
Undistributed net investment income	5,740,102	5,733,537	1,880,453	1,782,557	1,032,075
Accumulated net realized loss	(9,156,479)	(8,026,755)	(11,751,547)	(9,126,229)	(7,325,907)
Net unrealized appreciation (depreciation)	64,379,749	49,092,967	18,573,340	28,566,299	18,960,001

Net Assets Applicable to Common Shareholders	$646,897,305	$470,946,390	$126,695,636	$282,534,154	$210,548,566

Net asset value per Common Share	$15.78	$15.62	$14.95	$15.48	$15.77

[1] Investments at cost — unaffiliated	$986,590,381	$696,769,791	$180,136,861	$419,003,195	$296,297,683
[2] Investments at cost — affiliated	$505,447	$11,186,598	$2,437,027	$1,873,459	$383,495
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	826
Par value $0.10 per share	2,540	2,371	—	1,446	—
[4] Preferred Shares authorized	18,140	9,847	1 ,000,000	8,046	1,000,000
[5] Common Shares outstanding, par value $0.10 per share	41,002,483	30,153,865	8,473,184	18,248,909	13,352,365
[6] Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	41

Statements of Operations

Year Ended July 31, 2015	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest — unaffiliated	$41,387,641	$26,103,484	$9,113,228	$19,316,819	$12,534,569
Interest — affiliated	2	319	965	2,942	276

Total income	41,387,643	26,103,803	9,114,193	19,319,761	12,534,845

Expenses
Investment advisory	5,624,498	3,262,804	1,024,336	2,265,640	1,486,660
Professional	166,225	111,885	68,969	120,048	73,249
Reorganization costs	—	357,476	—	130,375	255,293
Accounting services	126,195	86,721	36,101	66,951	44,400
Transfer agent	41,989	36,280	22,281	31,977	31,854
Officer and Directors	43,787	33,316	11,380	25,792	16,634
Custodian	43,760	31,258	11,546	24,319	17,665
Printing	14,816	12,057	8,039	10,209	8,189
Registration	14,391	9,198	9,203	9,198	9,446
Liquidity fees	—	19,566	—	—	—
Remarketing fees on Preferred Shares	—	19,212	—	—	—
Rating agency	33,877	33,299	33,878	33,877	33,877
Miscellaneous	55,551	59,892	30,898	51,072	32,541

Total expenses excluding interest expense, fees and amortization of offering costs	6,165,089	4,072,964	1,256,631	2,769,458	2,009,808
Interest expense, fees and amortization of offering costs[1]	3,443,205	2,093,054	754,124	1,574,384	950,021

Total expenses	9,608,294	6,166,018	2,010,755	4,343,842	2,959,829
Less fees waived by the Manager	(111,746)	(90,315)	(68)	(6,134)	(470)
Less reorganization costs reimbursed by the Manager	—	(100,000)	—	(115,000)	(160,000)

Total expenses after fees waived and/or reimbursed	9,496,548	5,975,703	2,010,687	4,222,708	2,799,359

Net investment income	31,891,095	20,128,100	7,103,506	15,097,053	9,735,486

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,497,753	824,629	453,806	2,149,240	724,293
Financial futures contracts	(1,048,806)	(855,743)	(440,442)	(405,826)	(385,595)
Capital gain distributions received from affiliated investment companies	136	999	—	—	—

	4,449,083	(30,115)	13,364	1,743,414	338,698

Net change in unrealized appreciation (depreciation) on:
Investments	(4,586,668)	(5,896,656)	1,199,482	3,374,426	(287,286)
Financial futures contracts	(152,855)	(40,045)	(48,501)	(111,714)	41,803

	(4,739,523)	(5,936,701)	1,150,981	3,262,712	(245,483)

Net realized and unrealized gain (loss)	(290,440)	(5,966,816)	1,164,345	5,006,126	93,215

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$31,600,655	$14,161,284	$8,267,851	$20,103,179	$9,828,701

[1] Related to TOB Trusts, VRDP and/or VMTP Shares.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2015

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$31,891,095	$33,646,813
Net realized gain (loss)	4,449,083	(5,213,873)
Net change in unrealized appreciation (depreciation)	(4,739,523)	60,314,952

Net increase in net assets applicable to Common Shareholders resulting from operations	31,600,655	88,747,892

Distributions to Common Shareholders From[1]
Net investment income	(33,540,031)	(35,180,130)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,939,376)	53,567,762
Beginning of year	648,836,681	595,268,919

End of year	$646,897,305	$648,836,681

Undistributed net investment income, end of year	$5,740,102	$7,238,325

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$20,128,100	$18,404,986
Net realized loss	(30,115)	(3,999,407)
Net change in unrealized appreciation (depreciation)	(5,936,701)	30,881,185

Net increase in net assets applicable to Common Shareholders resulting from operations	14,161,284	45,286,764

Distributions to Common Shareholders From[1]
Net investment income	(19,867,803)	(18,919,661)
Net realized gain	—	(107,719)

Decrease in net assets resulting from distributions to Common Shareholders	(19,867,803)	(19,027,380)

Capital Share Transactions
Net proceeds from the issuance of common shares due to reorganization	141,228,164	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	135,521,645	26,259,384
Beginning of year	335,424,745	309,165,361

End of year	$470,946,390	$335,424,745

Undistributed net investment income, end of year	$5,733,537	$4,839,680

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	43

Statements of Changes in Net Assets

	BlackRock MuniYield Investment Quality Fund (MFT)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$7,103,506	$7,185,349
Net realized gain (loss)	13,364	(4,394,548)
Net change in unrealized appreciation (depreciation)	1,150,981	14,787,871

Net increase in net assets applicable to Common Shareholders resulting from operations	8,267,851	17,578,672

Distributions to Common Shareholders From[1]
Net investment income	(7,219,153)	(7,219,153)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	1,048,698	10,359,519
Beginning of year	125,646,938	115,287,419

End of year	$126,695,636	$125,646,938

Undistributed net investment income, end of year	$1,880,453	$1,975,590

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$15,097,053	$15,640,397
Net realized gain (loss)	1,743,414	(6,246,638)
Net change in unrealized appreciation (depreciation)	3,262,712	26,779,661

Net increase in net assets applicable to Common Shareholders resulting from operations	20,103,179	36,173,420

Distributions to Common Shareholders From[1]
Net investment income	(15,712,311)	(16,371,077)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	4,390,868	19,802,343
Beginning of year	278,143,286	258,340,943

End of year	$282,534,154	$278,143,286

Undistributed net investment income, end of year	$1,782,557	$2,374,959

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2015

Statements of Changes in Net Assets

	BlackRock MuniYield Pennsylvania Quality Fund (MPA)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$9,735,486	$9,991,517
Net realized gain (loss)	338,698	(2,283,420)
Net change in unrealized appreciation (depreciation)	(245,483)	16,109,329

Net increase in net assets applicable to Common Shareholders resulting from operations	9,828,701	23,817,426

Distributions to Common Shareholders From[1]
Net investment income	(10,405,017)	(10,215,936)

Capital Share Transactions
Net proceeds from the issuance of common shares due to reorganization	29,666,266	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	29,089,950	13,601,490
Beginning of year	181,458,616	167,857,126

End of year	$210,548,566	$181,458,616

Undistributed net investment income, end of year	$1,032,075	$1,741,993

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	45

Statements of Cash Flows

Year Ended July 31, 2015	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$31,600,655	$14,161,284	$8,267,851	$20,103,179	$9,828,701
Proceeds from sales of long-term investments	266,010,113	65,498,871	26,473,487	83,891,544	73,869,495 [1]
Purchases of long-term investments	(343,525,362)	(61,775,632)	(25,874,453)	(86,165,630)	(61,830,169)
Net proceeds from sales (purchases) of short-term securities	1,701,873	(6,476,448)	128,246	2,016,181	1,330,979
(Increase) decrease in assets:
Cash pledged for financial futures contracts	393,250	83,000 [1]	(17,550)	93,000	140,400 [1]
Receivables:
Interest	(910,638)	1,432,687 [1]	(8,033)	4,460	194,315 [1]
Variation margin receivable on financial futures contracts	19,264	9,608	3,703	6,562	6,656
Prepaid expenses	62	(1,639)[1]	(1,205)	(1,095)	(1,596)[1]
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	(2,148)	(51,172)[1]	—	1,479	(22,801)[1]
Interest expense and fees	(913)	(9,628)[1]	727	12	(7,614)[1]
Officer’s and Directors’ fees	12,718	(3,169)[1]	(160)	(86)	(1,118)[1]
Reorganization costs	—	167,116 [1]	—	—	5,619 [1]
Variation margin payable on financial futures contracts	74,219	179,375	55,219	50,313	33,250
Other accrued expenses payable	11,327	(14,332)[1]	(2,076)	(2,215)	(34,574)[1]
Net realized (gain) on investments	(5,497,753)	(824,629)	(453,806)	(2,149,240)	(724,293)
Net unrealized (gain) loss on investments	4,586,668	5,896,656	(1,199,482)	(3,374,426)	287,286
Amortization of premium and accretion of discount on investments	5,858,353	(77,699)	622,659	1,283,434	390,663

Net cash provided by (used for) operating activities	(39,668,312)	18,194,249	7,995,127	15,757,472	23,465,199

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	88,124,990	—	—	—	—
Repayments of TOB Trust Certificates	(14,825,000)	—	(795,464)	—	(13,641,308)
Cash dividends paid to Common Shareholders	(33,704,041)	(21,226,923)[1]	(7,219,153)	(15,767,057)	(10,612,138)[1]
Amortization of deferred offering costs	72,363	14,254 [1]	19,490	9,585	8,564 [1]

Net cash provided by (used for) financing activities	39,668,312	(21,212,669)	(7,995,127)	(15,757,472)	(24,244,882)

Cash
Net increase (decrease) in cash	—	(3,018,420)	—	—	(779,683)
Cash at beginning of year	—	3,018,420 [2]	—	—	779,683 [3]

Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and fees	$3,371,755	$2,088,428	$733,907	$1,564,787	$949,071

Non-Cash Financing Activities
Fair value of investments and derivatives acquired through reorganization	—	$219,532,138	—	—	$46,378,342
Common Shares issued in reorganization	—	$141,228,757	—	—	$29,666,376
Preferred Shares issued in reorganization	—	$64,400,000	—	—	$16,300,000

[1]	Includes assets and liabilities acquired in reorganization.

[2]	Includes cash acquired in reorganization of $3,018,420.

[3]	Includes cash acquired in reorganization of $723,445.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.82	$14.52	$16.41	$14.27		$14.55

Net investment income[1]	0.78	0.82	0.86	0.95		0.97
Net realized and unrealized gain (loss)	(0.00)[2]	1.34	(1.82)	2.13		(0.33)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.78	2.16	(0.96)	3.07		0.62

Distributions to Common Shareholders from net investment income[3]	(0.82)	(0.86)	(0.93)	(0.93)		(0.90)

Net asset value, end of year	$15.78	$15.82	$14.52	$16.41		$14.27

Market price, end of year	$14.28	$14.04	$13.31	$16.36		$13.15

Total Return Applicable to Common Shareholders[4]
Based on net asset value	5.52%	15.94%	(6.16)%	22.26%		4.88%

Based on market price	7.60%	12.25%	(13.71)%	32.27%		0.16%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	1.57%	1.64%	1.48%	[5]	1.38%	[5]

Total expenses after fees waived	1.45%	1.51%	1.56%	1.39%	[5]	1.25%	[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	0.93%	0.93%	0.92%	1.01%	[5,7]	1.02%	[5]

Net investment income	4.88%	5.44%	5.27%	6.14%	[5]	6.93%	[5]

Distributions to AMPS Shareholders	—	—	—	0.06%		0.16%

Net investment income to Common Shareholders	4.88%	5.44%	5.27%	6.08%		6.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$646,897	$648,837	$595,269	$671,077		$583,400

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$254,000

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$82,421

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$254,000	$254,000	$254,000	$254,000		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$354,684	$355,448	$334,358	$364,204		—

Borrowings outstanding, end of year (000)	$161,571	$88,271	$172,316	$185,775		$179,443

Portfolio turnover rate	25%	25%	34%	46%		24%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	47

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Year Ended July 31,
	2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.74		$14.51	$16.54	$14.73	$15.19

Net investment income[1]	0.84		0.86	0.86	0.83	0.93
Net realized and unrealized gain (loss)	(0.07)		1.27	(2.00)	1.87	(0.47)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.03)

Net increase (decrease) from investment operations	0.77		2.13	(1.14)	2.70	0.43

Distributions to Common Shareholders from:[2]
Net investment income	(0.89)		(0.89)	(0.89)	(0.89)	(0.89)
Net realized gain	—		(0.01)	—	—	—

Total distributions to Common Shareholders	(0.89)		(0.90)	(0.89)	(0.89)	(0.89)

Net asset value, end of year	$15.62		$15.74	$14.51	$16.54	$14.73

Market price, end of year	$13.55		$14.11	$13.30	$16.05	$13.74

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.59%		15.79%	(7.19)%	18.96%	3.28%

Based on market price	2.18%		13.24%	(12.33)%	23.76%	(2.77)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.62%	[4]	1.64%	1.61%	1.81%	1.21%	[5]

Total expenses after fees waived and/or reimbursed	1.57%	[4]	1.57%	1.58%	1.78%	1.17%	[5]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[6]	1.02%	[4,7]	1.25% [7]	1.33% [7]	1.43% [7]	1.11%	[5]

Net investment income	5.27%		5.78%	5.28%	5.28%	6.36%	[5]

Distributions to AMPS Shareholders	—		—	—	—	0.21%

Net investment income to Common Shareholders	5.27%		5.78%	5.28%	5.28%	6.15%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$470,946		$335,425	$309,165	$351,837	$313,084

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$237,100		$172,700	$172,700	$172,700	$172,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$298,628		$294,224	$279,019	$303,727	$281,288

Borrowings outstanding, end of year (000)	$52,744		$34,699	$38,231	$29,719	$13,263

Portfolio turnover rate	10%		16%	10%	17%	12%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.52%, 1.50% and 0.95%, respectively.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%, 0.95%, 0.93% and 1.01%, respectively.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.83	$13.61	$15.73	$13.40		$13.87

Net investment income[1]	0.84	0.85	0.84	0.87		0.91
Net realized and unrealized gain (loss)	0.13	1.22	(2.11)	2.32		(0.49)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.04)

Net increase (decrease) from investment operations	0.97	2.07	(1.27)	3.18		0.38

Distributions to Common Shareholders from net investment income[2]	(0.85)	(0.85)	(0.85)	(0.85)		(0.85)

Net asset value, end of year	$14.95	$14.83	$13.61	$15.73		$13.40

Market price, end of year	$13.37	$13.26	$12.20	$15.47		$12.39

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.25%	16.40%	(8.41)%	24.51%		3.20%

Based on market price	7.27%	16.10%	(16.52)%	32.43%		(7.32)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56%	1.67%	1.72%	1.58%	[4]	1.23%	[4]

Total expenses after fees waived	1.56%	1.67%	1.72%	1.58%	[4]	1.23%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.98%	1.00%	1.00%	1.08%	[4,6]	1.11%	[4]

Net investment income	5.52%	6.04%	5.36%	5.94%	[4]	6.91%	[4]

Distributions to AMPS Shareholders	—	—	—	0.08%		0.28%

Net investment income to Common Shareholders	5.52%	6.04%	5.36%	5.86%		6.63%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$126,696	$125,647	$115,287	$133,160		$113,423

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$56,525

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$75,165

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$56,500	$56,500	$56,500	$56,500		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$324,240	$322,384	$304,049	$335,681		—

Borrowings outstanding, end of year (000)	$19,488	$20,284	$28,192	$34,106		$15,680

Portfolio turnover rate	13%	32%	51%	43%		29%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	49

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Year Ended July 31,
	2015		2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.24		$14.16	$16.18	$14.63		$14.92

Net investment income[1]	0.83		0.86	0.90	0.87		0.93
Net realized and unrealized gain (loss)	0.27		1.12	(2.00)	1.61		(0.26)
Distributions to AMPS Shareholders from net investment income	—		—	—	—		(0.04)

Net increase (decrease) from investment operations	1.10		1.98	(1.10)	2.48		0.63

Distributions to Common Shareholders from net investment income[2]	(0.86)		(0.90)	(0.92)	(0.93)		(0.92)

Net asset value, end of year	$15.48		$15.24	$14.16	$16.18		$14.63

Market price, end of year	$13.22		$13.47	$12.57	$16.05		$13.39

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.08%		15.24%	(7.09)%	17.60%		4.78%

Based on market price	4.43%		14.74%	(16.86)%	27.46%		(1.67)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[4]	1.54%	1.50%	1.72%		1.37%	[5]

Total expenses after fees waived and/or reimbursed	1.48%	[4]	1.54%	1.50%	1.72%		1.36%	[5]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[6]	0.93%	[4]	0.93%	0.89%	1.38%	[7]	1.23%	[5]

Net investment income	5.30%		5.94%	5.62%	5.65%		6.48%	[5]

Distributions to AMPS Shareholders	—		—	—	—		0.25%

Net investment income to Common Shareholders	5.30%		5.94%	5.62%	5.65%		6.23%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$282,534		$278,143	$258,341	$294,804		$266,326

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$144,600		$144,600	$144,600	$144,600		$144,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$295,390		$292,354	$278,659	$303,876		$284,181

Borrowings outstanding, end of year (000)	$23,487		$23,487	$34,876	$29,568		$16,190

Portfolio turnover rate	19%		16%	17%	19%		16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.48%, 1.48% and 0.92%, respectively.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

	Year Ended July 31,
	2015		2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.77		$14.59	$16.57	$14.97		$15.38

Net investment income[1]	0.81		0.87	0.90	0.85		0.92
Net realized and unrealized gain (loss)	0.07		1.20	(1.99)	1.66		(0.38)
Distributions to AMPS Shareholders from net investment income	—		—	—	—		(0.03)

Net increase (decrease) from investment operations	0.88		2.07	(1.09)	2.51		0.51

Distributions to Common Shareholders from net investment income[2]	(0.88)		(0.89)	(0.89)	(0.91)		(0.92)

Net asset value, end of year	$15.77		$15.77	$14.59	$16.57		$14.97

Market price, end of year	$13.50		$13.89	$13.07	$15.98		$13.94

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.33%		15.39%	(6.78)%	17.34%		3.84%

Based on market price	3.34%		13.45%	(13.42)%	21.53%		(2.55)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	[4]	1.48%	1.53%	1.65%		1.37%	[5]

Total expenses after fees waived and/or reimbursed	1.45%	[4]	1.48%	1.53%	1.65%		1.36%	[5]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[6]	0.96%	[4]	0.95%	0.94%	1.28%	[7]	1.14%	[5]

Net investment income	5.05%		5.79%	5.46%	5.38%		6.24%

Distributions to AMPS Shareholders	—		—	—	—		0.18%

Net investment income to Common Shareholders	5.05%		5.79%	5.46%	5.38%		6.06%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$210,549		$181,459	$167,857	$190,562		$171,938

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600		$66,300	$66,300	$66,300		$66,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$354,901		$373,693	$353,178	$387,425		$359,333

Borrowings outstanding, end of year (000)	$28,468		$37,066	$53,010	$50,860		$33,765

Portfolio turnover rate	21%		16%	8%	23%		11%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense, fess and amortization of offering costs would have been 1.40%, 1.40% and 0.91%, respectively.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	51

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Non-diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund	MFT	Massachusetts	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified

The Boards of Directors/Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganizations: The Board and shareholders of MUJ and the Board and shareholders of BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) approved the reorganizations of MJI into MUJ. As a result, MUJ acquired substantially all of the assets and assumed substantially all of the liabilities of MJI in exchange for an equal aggregate value of newly-issued Common Shares of MUJ. The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 13, 2015.

Each MJI Common Shareholder received Common Shares of MUJ in an amount equal to the aggregate NAV of such Common Shareholder’s Common Shares, as determined at the close of business on April 10, 2015. Cash was distributed for any fractional Common Shares.

Each MJI VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MPA, par value $0.10 per share and with a liquidation preference of $100,000 per share, in exchange for each MJI VRDP Share held by such MJI VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of common shares and VRDP Shares of MUJ in the following amounts and at the following conversion ratios:

Shares	Shares Prior to Reorganization	Conversion Ratio	Shares of MUJ
MJI Common Shares . . . . . . . . . . . . . . . . . . . . . . . . .	8,895,127	0.99469981	8,847,944
MJI VRDP Shares . . . . . . . . . . . . . . . .	644	1	644

MJI’s common net assets and composition of common net assets on April 10, 2015, the valuation date of the reorganization, was as follows:

MJI
Applicable to Common Net assets	$141,228,164
Paid-in capital	$125,203,503
Undistributed net investment income	$359,403
Accumulated net realized loss	$(2,924,235)
Net unrealized appreciation (depreciation)	$18,589,493

For financial reporting purposes, assets received and shares issued by MUJ were recorded at fair value. However, the cost basis of the investments received from MJI were carried forward to align ongoing reporting of MUJ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of MUJ before the acquisition were $340,079,718. The aggregate net assets of MUJ immediately after the acquisition amounted to $481,307,882. The following key components of MJI prior to the reorganization were as follows:

	Fair Value of Investments & Derivatives	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MJI	$219,532,138	$200,972,102	$18,044,269	$64,400,000

Assuming the acquisition had been completed on August 1, 2014, the beginning of the fiscal reporting period of MUJ, the pro forma results of operations for the year ended July 31, 2015, are as follows:

•	Net investment income: $25,519,981

•	Net realized and change in unrealized gain (loss) on investments: $(1,461,068)

•	Net increase in net assets resulting from operations: $24,058,913

52	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MJI that have been included in MUJ’s Statement of Operations since April 13, 2015.

Reorganization costs incurred in connection with the MJI reorganization were expensed by MUJ.

The Board and shareholders of MPA and the Board and shareholders of BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) approved the reorganizations of BPS into MPA. As a result, MPA acquired substantially all of the assets and assumed substantially all of the liabilities of BPS in exchange for an equal aggregate value of newly-issued Common Shares of MPA. The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 13, 2015.

Each BPS Common Shareholder received Common Shares of MPA in an amount equal to the aggregate NAV of such Common Shareholder’s Common Shares, as determined at the close of business on April 10, 2015. Cash was distributed for any fractional Common Shares.

Each BPS VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MPA, par value $0.05 per share and with a liquidation preference of $100,000 per share, in exchange for each BPS VRDP Share held by such BPS VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of common shares and VRDP Shares of MPA in the following amounts and at the following conversion ratios:

Shares	Shares Prior to Reorganization	Conversion Ratio	Shares of MPA
BPS Common Shares . . . . . . . . . . . . . . . . . . . . . . . . .	2,032,115	0.90936725	1,847,932
BPS VRDP Shares . . . . . . . . . . . . . . . .	163	1	163

BPS’s common net assets and composition of common net assets on April 10, 2015, the valuation date of the reorganization, was as follows:

BPS
Applicable to Common Net assets	$29,666,266
Paid-in capital	$28,259,598
Undistributed net investment income	$37,581
Accumulated net realized loss	$(2,559,411)
Net unrealized appreciation (depreciation)	$3,928,498

For financial reporting purposes, assets received and shares issued by MPA were recorded at fair value. However, the cost basis of the investments received from BPS were carried forward to align ongoing reporting of MPA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to common shareholders of MPA before the acquisition were $184,689,308. The aggregate net assets of MPA immediately after the acquisition amounted to $ 214,355,574. The following key components of BPS prior to the reorganization were as follows:

	Fair Value of Investments & Derivatives	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BPS	$46,378,342	$42,453,248	$1,543,441	$16,300,000

Assuming the acquisition had been completed on August 1, 2014, the beginning of the fiscal reporting period of MPA, the pro forma results of operations for the year ended July 31, 2015, are as follows:

•	Net investment income: $10,513,377

•	Net realized and change in unrealized gain (loss) on investments: $1,230,564

•	Net increase in net assets resulting from operations: $11,743,941

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BPS that have been included in MPA’s Statement of Operations since April 13, 2015.

Reorganization costs incurred in connection with the BPS reorganization were expensed by MPA.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

ANNUAL REPORT	JULY 31, 2015	53

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid assets having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Funds’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

54	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

ANNUAL REPORT	JULY 31, 2015	55

Notes to Financial Statements (continued)

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended July 31, 2015, no TOB Trusts in which the Funds participated were terminated without the consent of the Funds.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the Funds incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

56	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

At July 31, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates
MUC	$353,717,443	$161,571,434	0.02% - 0.22%
MUJ	$96,579,156	$52,743,580	0.02% - 0.23%
MFT	$37,143,058	$19,488,293	0.02% - 0.23%
MIY	$47,895,182	$23,487,000	0.01% - 0.17%
MPA	$56,030,311	$28,468,345	0.03% - 0.07%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Fund will usually enter into a reimbursement agreement with the Liquidity Provider where the Funds are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at July 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at July 31, 2015.

For the year ended July 31, 2015, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUC	$116,127,182	0.62%
MUJ	$40,284,442	0.70%
MFT	$19,716,760	0.70%
MIY	$23,487,000	0.54%
MPA	$35,163,909	0.62%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

ANNUAL REPORT	JULY 31, 2015	57

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fee	0.55%	0.50%	0.50%	0.50%	0.49%

Prior to April 13, 2015, the annual rates as a percentage of average daily net assets, for MUJ and MPA were as follows:

	MUJ	MPA
Investment advisory fee	0.55%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager has, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities. Prior to April 13, 2015, the Manager had, for MUJ, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities. Subsequent to April 13, 2015, the waiver was discontinued. This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2015, the amounts waived were as follows:

	MUC	MUJ	MFT	MIY	MPA
Amounts waived	$2,163	$4,655	$68	$6,134	$470

The Manager, for MUC and MUJ, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2015, the amounts waived were as follows:

	MUC	MUJ
Amounts waived	$109,583	$85,660

The Manager reimbursed MUJ, MIY and MPA $100,000, $115,000 and $160,000, respectively, to compensate for reorganization costs.

Certain officers and/Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	MUC	MUJ	MFT	MIY	MPA
Purchases	$336,483,604	$61,775,632	$25,874,453	$88,972,899	$61,830,169
Sales	$250,099,078	$65,498,871	$26,458,118	$83,891,544	$73,932,758

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

58	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of July, 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2015, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, limitations on the utilization of capital loss carryforwards, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUC	MUJ	MFT	MIY	MPA
Paid-in capital	$(72,364)	$(271,731)	$(19,489)	$(24,960)	$(562,936)
Undistributed net investment income	$150,713	$274,157	$20,510	$22,856	$(77,968)
Accumulated net realized loss	$(78,349)	$(2,426)	$(1,021)	$2,104	$640,904

The tax character of distributions paid was as follows:

		MUC	MUJ	MFT	MIY	MPA
Tax-exempt income[1]	7/31/15	$36,126,153	$21,646,307	$7,809,305	$17,143,713	$11,107,843
	7/31/14	37,867,090	19,712,925	7,817,944	17,810,213	10,885,337
Ordinary income[2]	7/31/15	293	3,425	281	256	2,914
	7/31/14	4,953	—	—	21,887	101
Long-term capital gain	7/31/15	—	—	—	—	—
	7/31/14	—	110,815	—	—	—

Total	7/31/15	$36,126,446	$21,649,732	$7,809,586	$17,143,969	$11,110,757

	7/31/14	$37,872,043	$19,823,740	$7,817,944	$17,832,100	$10,855,438

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2015, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of July 31, 2015, the tax components of accumulated net earnings were as follows:

	MUC	MUJ	MFT	MIY	MPA
Undistributed tax-exempt income	$5,663,668	$4,494,695	$1,745,650	$1,734,819	$696,584
Undistributed ordinary income	15,155	237,316	—	—	4,453
Capital loss carryforwards	(8,322,635)	(6,366,914)	(11,403,214)	(8,401,799)	(6,053,072)
Net unrealized gains[3]	63,607,184	48,434,652	18,359,810	27,889,607	18,018,204

Total	$60,963,372	$46,799,749	$8,702,246	$21,222,627	$12,666,169

[3]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

As of July 31, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUC	MUJ	MFT	MIY	MPA
2016	—	—	—	$1,401,889	$598,405
2017	$6,504,940	—	—	2,031,132	1,653,517
2018	—	—	$4,616,682	—	893,908
2019	—	—	—	—	50,303
No expiration date[4]	1,817,695	$6,366,914	6,786,532	4,968,778	2,856,939

Total	$8,322,635	$6,366,914	$11,403,214	$8,401,799	$6,053,072

[4]	Must be utilized prior to losses subject to expiration.

During the year ended July 31 2015, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MUC	$4,886,535
MIY	$1,551,867

As of July 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax cost	$826,076,725	$656,027,772	$163,313,791	$397,454,857	$268,910,069

Gross unrealized appreciation	$66,090,149	$52,000,764	$18,622,921	$29,175,934	$19,751,022
Gross unrealized depreciation	(2,208,839)	(3,566,080)	(263,111)	(623,084)	(1,458,867)

Net unrealized appreciation	$63,881,310	$48,434,684	$18,359,810	$28,552,850	$18,292,155

ANNUAL REPORT	JULY 31, 2015	59

Notes to Financial Statements (continued)

9. Principal Risks:

MUC, MUJ, MIY and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject MUC, MUJ, MIY and MPA to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, MUC’s, MUJ’s, MIY’s and MPA’s respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, to sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2015, MUC invested a significant portion of its assets in securities in the county/city/special district/school district sector and in the utilities sector. MUJ and MIY invested a significant portion of their assets in securities in the education sector. MIY and MPA invested a significant portion of their assets in securities in the health sector. MUJ invested a significant portion of its assets in securities in the state sector. MUJ and MFT invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

60	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Common Shares

MFT and MPA are authorized to issue an unlimited number of Common Shares and 1 million Preferred Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MUC, MUJ and MIY are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

For the years ended July 31, 2015 and July 31, 2014, shares issued and outstanding remained constant for MUC, MFT and MIY.

For the year ended July 31, 2015, shares issued and outstanding increased by 8,847,944 and 1,847,932 due to the reorganization for MUJ and MPA, respectively.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY and MPA (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the year ended July 31, 2015, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
	4/13/15	644	$64,400,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
MPA	5/19/11	663	$66,300,000	6/01/41
	4/13/15	163	$16,300,000	7/01/42

The VRDP Funds entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the VRDP Funds and the liquidity provider are scheduled to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MPA
Expiration date	4/19/17	7/07/16	7/07/16

ANNUAL REPORT	JULY 31, 2015	61

Notes to Financial Statements (continued)

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2015, the VRDP Shares were assigned a long-term rating of Aa2 for from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the year ended July 31, 2015 were successfully remarketed.

For the year ended July 31, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Rate	0.93%	0.99%	0.99%

On June 21, 2012, MIY and MPA commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. In May 2015, the special rate period was extended to June 22, 2016. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

On April 17, 2014, MUJ commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MIY and MPA will not pay any liquidity and remarketing fees during the special rate period and MUJ will pay each of the liquidity provider and remarketing agent a nominal fee at the annual rate of 0.01% during the special rate period. Each VRDP Fund instead will pay dividends monthly

62	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 22, 2016 for MIY and MPA and April 19, 2017 for MUJ, the holders of the VRDP Shares and VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

For the year ended July 31, 2015, VRDP Shares issued and outstanding for MIY remained constant and the VRDP Shares issued and outstanding increased by 644 and 163 due to the reorganization for MUJ and MPA, respectively.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

As of the year ended July 31, 2015, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUC	3/22/12	2,540	$254,000,000	3/30/16
MFT	12/16/11	565	$56,500,000	1/02/19

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. The term date for VMTP Shares of MFT was extended to January 2, 2019 in May 2015. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2015, the VMTP Shares were assigned a long-term rating of Aa1 and Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the year ended July 31, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT
Rate	1.02%	1.05%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

ANNUAL REPORT	JULY 31, 2015	63

Notes to Financial Statements (continued)

For the year ended July 31, 2015, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 1, 2015 to Common Shareholders of record on August 14, 2015:

Common Dividend Per Share
MUC	$0.0675
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0690
MPA	$0.0715

Additionally, the Funds declared a net investment income dividend on September 1, 2015 payable to Common Shareholders of record on September 15, 2015 for the same amounts noted above, except MIY, which declared a special dividend.

MIY declared special distributions of $0.0690 and $0.055647 on September 1, 2015 payable to Common Shareholders of record on September 11, 2015. Additionally, MIY declared net investment income dividends of $0.027178 and $0.0690 on September 15, 2015 payable to Common Shareholders of record on October 15, 2015 and November 16, 2015, respectively.

The dividends declared on Preferred Shares for the period August 1, 2015 to August 31, 2105, were as follows:

	Preferred Shares	Series	Dividends Declared
MUC	VMTP Shares	W-7	$202,782
MUJ	VRDP Shares	W-7	$169,543
MFT	VMTP Shares	W-7	$48,946
MIY	VRDP Shares	W-7	$105,697
MPA	VRDP Shares	W-7	$60,377

The Board and shareholders of MIY and Board and shareholders of BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”) approved the reorganizations of MYM into MIY pursuant to which MIY acquired substantially all of the assets and assumed substantially all of the liabilities of MYM in exchange for an equal aggregate value of newly-issued Common Shares of MIY. The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 14, 2015.

Each MYM Common Shareholder received Common Shares of MIY in an amount equal to the aggregate NAV of such Common Shareholder’s Common Shares, as determined at the close of business on September 11, 2015. Cash was distributed for any fractional Common Shares.

Each MYM VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MIY, par value $0.10 per share and with a liquidation preference of $100,000 per share, in exchange for each MYM VRDP Share held by such MYM VRDP Shareholder.

The reorganizations was accomplished by a tax-free exchange of Common Shares and VRDP Shares in the following amounts and at the following conversion ratios:

Shares	Shares Prior to Reorganization	Conversion Ratio	Shares of MIY
MYM Common Shares	12,098,420	0.93643508	11,329,360
MYM VRDP Shares	873	1	873

64	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (concluded)

MYM’s common net assets and composition of common net assets on September 11, 2015, the valuation date of the reorganization, was as follows:

MYM
Applicable to Common Net assets	$173,278,749
Paid-in capital	$162,380,325
Undistributed net investment income	$63,895
Accumulated net realized loss	$(4,955,955)
Net unrealized appreciation (depreciation)	$15,790,484

For financial reporting purposes, assets received and Common Shares and VRDP Shares issued by MIY were recorded at fair value. However, the cost basis of the investments being received from MYM were carried forward to align ongoing reporting of MIY’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of MIY before the acquisition were $279,109,521. The aggregate net assets of MIY immediately after the acquisition amounted to $452,388,270. MYM’s fair value of investments and derivatives and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments & Derivatives	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MYM	$268,842,773	$253,052,287	$14,792,998	$87,300,000

ANNUAL REPORT	JULY 31, 2015	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., and to the Shareholders and Board of Trustees of BlackRock MuniYield Investment Quality Fund and BlackRock MuniYield Pennsylvania Quality Fund:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund (collectively, the “Funds”), including the schedules of investments, as of July 31, 2015, and the related statements of operations and the statements of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund as of July 31, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2015

Important Tax Information (Unaudited)

BlackRock Pennsylvania Strategic Municipal Trust (BPS) and BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) designate all distributions paid with respect to the fiscal period ended April 13, 2015 as tax-exempt interest dividends.

66	ANNUAL REPORT	JULY 31, 2015

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” and together with MUC, MUJ, MFT and MIY, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to

ANNUAL REPORT	JULY 31, 2015	67

Disclosure of Investment Advisory Agreements (continued)

better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

68	ANNUAL REPORT	JULY 31, 2015
[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MUC noted that for the one-, three- and five-year periods reported, MUC ranked in the third, third and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUC in that it ranks the Fund’s performance on a blend of total return and yield. The Board of MUC and BlackRock reviewed and discussed the reasons for MUC’s underperformance during the one- and three-year periods. MUC’s Board was informed that, among other things, the primary detractors from performance during the one- and three-year periods were a below market dividend distribution rate, the portfolio management team’s higher quality bias during an environment of significant tightening in quality spreads, and a below benchmark duration posture. The Board of MUC and BlackRock also discussed BlackRock’s strategy for improving MUC’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

The Board of MUJ noted that for the one-, three- and five-year periods reported, MUJ ranked in the first, second and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MFT noted that for the one-, three- and five-year periods reported, MFT ranked in the first, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MIY noted that for the one-, three- and five-year periods reported, MIY ranked in the first, second, and first quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MPA noted that for the one-, three- and five-year periods reported, MPA ranked in the second, second and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each of MUJ, MFT, MIY and MPA in that it ranks the Fund’s performance on a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

ANNUAL REPORT	JULY 31, 2015	69

Disclosure of Investment Advisory Agreements (continued)

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of each of MUC, MUJ and MPA noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board of MFT noted that MFT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board of MIY noted that MIY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

70	ANNUAL REPORT	JULY 31, 2015

Disclosure of Investment Advisory Agreements (concluded)

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2015	71

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”) . If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC, MUJ, MFT, MIY and MJI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

72	ANNUAL REPORT	JULY 31, 2015

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company). since 2015.	76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 234 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	JULY 31, 2015	73

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. The Board of Directors has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board of Directors believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Funds in the Closed-End Complex. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 234 Portfolios	None
John M. Perlowski 1964	President, Chief Executive Officer and Director	Since 2014	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

74	ANNUAL REPORT	JULY 31, 2015

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President, Chief Executive Officer and Director	Since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Funds and Jonathan Diorio became a Vice President of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc.[3] New York, NY 10179 Merrill Lynch, Pierce, Fenner & Smith Incorporated[4] New York, NY 10036		Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Provider Citibank, N.A.[3] New York, NY 10179 Bank of America, N.A.[4] New York, NY 10036

[3]	For MIY and MPA.

[4]	For MUJ.

ANNUAL REPORT	JULY 31, 2015	75

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi¹
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	38,063,511	941,916	0	38,010,586	994,841	0	2,540	0	0
MUJ	27,752,974	795,516	0	27,733,916	814,574	0	2,371	0	0
MFT	7,507,705	449,207	0	7,483,705	473,207	0	565	0	0
MPA	11,379,094	577,738	0	11,415,128	541,704	0	826	0	0
MIY	16,522,773	777,962	0	16,488,068	812,667	0	1,446	0	0
	Kathleen F. Feldstein			James T. Flynn			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	38,011,156	994,271	0	37,955,588	1,049,839	0	38,026,539	978,888	0
MUJ	27,556,608	991,882	0	27,604,989	943,501	0	27,617,449	931,041	0
MFT	7,483,705	473,207	0	7,507,443	449,469	0	7,507,443	449,469	0
MPA	11,384,442	572,390	0	11,388,091	568,741	0	11,402,448	554,384	0
MIY	16,394,368	906,367	0	16,515,179	785,556	0	16,491,918	808,817	0
	R. Glenn Hubbard			W. Carl Kester¹			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	37,843,249	1,162,178	0	2,540	0	0	37,944,911	1,060,516	0
MUJ	27,734,824	813,666	0	2,371	0	0	27,902,212	646,278	0
MFT	7,483,705	473,207	0	565	0	0	7,493,863	463,049	0
MPA	11,393,880	562,952	0	826	0	0	11,493,595	463,237	0
MIY	16,462,932	837,803	0	1,446	0	0	16,441,063	859,672	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	37,922,078	1,083,349	0	37,919,414	1,086,013	0
MUJ	27,914,354	634,136	0	27,742,441	806,049	0
MFT	7,507,705	449,207	0	7,493,863	463,049	0
MPA	11,483,891	472,941	0	11,385,770	571,062	0
MIY	16,518,832	781,903	0	16,406,209	894,526	0

¹	Voted on by holders of preferred shares only.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

76	ANNUAL REPORT	JULY 31, 2015

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

ANNUAL REPORT	JULY 31, 2015	77

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

78	ANNUAL REPORT	JULY 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2015	79

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-7/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	$33,263	$32,563	$0	$0	$15,382	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	$15,382	$14,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2015.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2011, 2006 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of July 31, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	62	0	0	0	0	0
	$28.70 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	13	0	0	0	0	0
	$10.28 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	59	0	0	0	0	0
	$22.59 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

    Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

    Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski, CFA	None
Theodore R. Jaeckel, Jr., CFA	$10,001 - $50,000
Walter O’Connor, CFA	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date:	October 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date:	October 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date:	October 1, 2015